Exhibit 10.1

FIRST AMENDMENT TO LOAN AGREEMENT AND

FIRST AMENDMENT TO SECURITY AGREEMENT

THIS FIRST AMENDMENT TO LOAN AGREEMENT AND FIRST AMENDMENT TO SECURITY AGREEMENT (this “Amendment”) is made and entered into this 30th day of March, 2018, by and between Applied Optoelectronics, Inc., a Delaware corporation (hereinafter referred to as “Borrower”) with its chief executive office and principal place of business at 13139 Jess Pirtle Blvd., Sugar Land, Texas 77478, and Branch Banking and Trust Company, a North Carolina corporation (hereinafter referred to as “Bank”) with an office at 333 Clay Street, Suite 3800, Houston, Texas 77002.

Recitals:

Bank and Borrower are parties to a certain Loan Agreement dated September 28, 2017 (as at any time amended, restated, supplemented or otherwise modified, the “Loan Agreement”), pursuant to which Bank has made loans and other financial accommodations to Borrower.

Bank and Borrower are also parties to that certain Security Agreement dated September 28, 2017 (as at any time amended, restated, supplemented or otherwise modified, the “Security Agreement”), pursuant to which Borrower granted a security interest in certain of its personal property in favor of Bank to secure Borrower’s obligations under the Loan Agreement, the Security Agreement, and the Note (as defined in the Security Agreement).

Borrower has requested that Bank increase the maximum principal amount of the Line of Credit from $50,000,000 to $60,000,000 and provide additional loans to Borrower in the aggregate maximum principal amount of $50,000,000. Bank is willing to increase the maximum principal amount of the Line of Credit and to provide such additional loans, in each case on the terms and subject to the conditions of this Amendment.

The parties also desire to amend the Loan Agreement and the Security Agreement as hereinafter set forth.

NOW, THEREFORE, for TEN DOLLARS ($10.00) in hand paid and other good and valuable consideration, the receipt and sufficiency of which are hereby severally acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:

1. Definitions. Capitalized terms used in this Amendment, unless otherwise defined herein, shall have the respective meanings ascribed to such terms in the Loan Agreement.

2. Amendments to Loan Agreement. The Loan Agreement is hereby amended as follows:

(a)                By deleting the reference to “$50,000,000” contained in the paragraph entitled “Line of Credit” on page 1 of the Loan Agreement, and by substituting in lieu thereof a reference to “$60,000,000.”

(b)               By deleting the last sentence of the paragraph entitled “Line of Credit” on page 1 of the Loan Agreement, and by substituting in lieu thereof the following:

Unused Line Fee: Borrower shall pay the Bank, quarterly in arrears on the last day of each calendar quarter, an unused fee on the Line of Credit (but not the Term Loan or the CapEx Loan) equal to (a) if Borrower’s Funded Debt to EBITDA ratio is less than or equal to 2.0 to 1.0, 0.15% per annum and (b) if Borrower’s Funded Debt to EBITDA ratio is greater than 2.0 to 1.0, 0.20% per annum, in each case on the average daily unused amount of the Line of Credit (but not the Term Loan or the CapEx Loan) for such calendar quarter calculated on the basis of a year of 360 days for the actual number of days elapsed.

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(c)                By adding the following new paragraphs to page 1 of the Loan Agreement immediately following the paragraph entitled “Line of Credit”:

Term Loan (“Term Loan”) in the principal amount of $21,500,000.00, for the purpose of purchasing equipment and funding improvements and other business purposes for Borrower’s facility located at 13139 Jess Pirtle Blvd., Sugar Land, Texas 77478 (“Borrower’s Headquarters”), which shall be evidenced by a Promissory Note made by Borrower to the order of Bank dated the First Amendment Date in the principal amount of the Term Loan (the “Term Note”) payable in seventy-two (72) consecutive monthly installments and shall bear interest at the rate set forth in such Term Note, the terms of which are incorporated herein by reference. The Term Loan shall mature on April 1, 2024, when the entire unpaid balance then outstanding plus accrued interest thereon shall be paid in full. The Term Loan shall be secured by a first and prior lien and security interest in the Borrower’s real property, fixtures and improvements situated in Fort Bend County, Texas, pursuant to the terms of applicable security instruments listed below.

Borrower shall prepay the principal balance of the Term Loan sixty (60) days after receipt of, and in an amount equal to, the net proceeds received with respect to the disposition of any equipment financed with the Term Loan, and with respect to the disposition of any replacement for any such equipment (provided, that, no such prepayment shall be required if (a) no Event of Default exists at the time of any such disposition or at any time during the sixty (60) day period immediately thereafter and (b) such equipment is replaced within sixty (60) days of such disposition by similar equipment of at least the same or better value and such replacement equipment is stored at all times at Borrower’s Headquarters). Nothing in this Amendment constitutes Bank's consent to any disposition of any such equipment. Bank shall apply any payments made under this subsection to any accrued interest on the Term Loan and then to principal of the Term Loan as determined by Bank but in the inverse order of the maturities thereof or in such other order and to such other obligations of Borrower under the Loan Documents as determined by Bank.

CapEx Loan

During the period beginning on March 30, 2018, and ending on March 30, 2019 (such period is referred to herein as the “CapEx Loan Term”), and subject to the terms and conditions of this Agreement (including, without limitation, the CapEx Loan Conditions (as defined below)) and the other Loan Documents, Bank agrees to make one or more additional advances to Borrower (“CapEx Loan Advances”), the proceeds of which may only be used for the purchase of Approved Equipment (as defined below). The aggregate amount of CapEx Loan Advances is referred to herein as the “CapEx Loan.” The CapEx Loan shall be evidenced by a Promissory Note made by Borrower payable to the order of Bank and dated the First Amendment Date, in the maximum aggregate principal amount of the CapEx Loan, and interest shall accrue on CapEx Loan Advances at the rate set forth in such Promissory Note.

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Borrower shall repay the principal amount of and accrued interest on each CapEx Loan Advance in sixty (60) consecutive monthly installments, each in an amount equal to 1/60th of the aggregate amount of such CapEx Loan Advance, and each such monthly installment shall be due and payable commencing on the one-month anniversary of such CapEx Loan Advance, and continued on the same day of each calendar period thereafter. If not sooner paid, all outstanding principal and interest on each CapEx Loan Advance shall be due and payable in full on the fifth (5th) anniversary of such CapEx Loan Advance.

Borrower shall prepay the principal balance of the CapEx Loan Advances sixty (60) days after receipt of, and in an amount equal to, the net proceeds received with respect to the disposition of any equipment financed with a CapEx Loan Advance, and with respect to the disposition of any replacement for any such equipment (provided, that, no such prepayment shall be required if (a) no Event of Default exists at the time of any such disposition or at any time during the sixty (60) day period immediately thereafter and (b) such equipment is replaced within sixty (60) days of any such disposition by similar equipment of at least the same or better value and such replacement equipment is stored at all times at Borrower’s Headquarters). Nothing in this Amendment constitutes Bank's consent to any disposition of any such equipment. Bank shall apply any payments made under this subsection to any accrued interest on the CapEx Loan and then to principal of the CapEx Loan as determined by Bank but in the inverse order of the maturities thereof or in such other order and to such other obligations of Borrower under the Loan Documents as determined by Bank.

CapEx Loan – Miscellaneous

(a)       In no event shall Bank have any obligation to honor a request of Borrower for a CapEx Loan Advance unless each of the CapEx Loan Conditions is satisfied at the time of the request.

(b)       Borrower shall deliver such additional promissory notes to evidence any CapEx Loan Advance or the CapEx Loan, as the case may be, as requested by Bank in its sole and absolute discretion.

(c)       Borrower may not reborrow any repaid principal of any CapEx Loan Advance. Borrower shall use the proceeds of each CapEx Loan Advance only for the purchase of Approved Equipment. If Borrower has requested a CapEx Loan Advance, each of the CapEx Loan Conditions must be satisfied with respect to such CapEx Loan Advance.

(d)       A request for a CapEx Loan Advance shall be made or shall be deemed to be made when Borrower shall deliver to Bank a written request for a CapEx Loan Advance (which may be delivered electronically), in which request Borrower shall specify the amount of the proposed borrowing and the proposed borrowing date; provided, however, that no such request may be made at a time when there exists an Event of Default or an event which, with the passage of time or giving of notice, would become an Event of Default; provided, further, that Borrower may request a CapEx Loan Advance no more frequently than one time per fiscal quarter.

(e)       Borrower hereby irrevocably authorizes Bank to disburse the proceeds of each CapEx Loan Advance requested by Borrower, or deemed to be requested by Borrower, as follows: the proceeds of such CapEx Loan Advance shall be disbursed by Bank in lawful money of the United States of America in immediately available funds by wire transfer or Automated Clearing House (ACH) transfer to such bank account as may be agreed upon by Borrower and Bank from time to time, or elsewhere if pursuant to a written direction from Borrower (which may be delivered electronically).

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(f)       The CapEx Loan shall be secured by a first and prior lien and security interest in Borrower’s existing and hereafter acquired accounts, inventory, equipment and other personal property pursuant to the terms of applicable security instruments listed below.

(d)               By deleting the entire paragraph on page 1 of the Loan Agreement that begins with “Additional terms, conditions and covenants of this Agreement”, and by substituting in lieu thereof the following new paragraph:

Additional terms, conditions and covenants of this Agreement are described in Schedule DD, Schedule EE, or any other schedule attached hereto, the terms of which are incorporated herein by reference. The promissory notes evidencing the Line of Credit, the Term Loan and the CapEx Loan are referred to herein collectively as the “Note”, the “Note(s)” or the “Notes” and shall include all extensions, renewals, modifications and substitutions thereof. Bank may, at its sole discretion, effect payment of any sums past due under each Note and any fees or reimbursable expenses due by debiting Borrower’s operating or other deposit account maintained with Bank.

(e)                By deleting the paragraph beginning “Total Liabilities to Tangible Net Worth” contained in Section 5 of the Loan Agreement in its entirety, and by substituting in lieu thereof the following new paragraph:

Funded Debt to EBITDA: A ratio of Funded Debt to EBITDA not greater than 3.0 to 1.0, measured quarterly as of the last day of each fiscal quarter. Funded Debt means the sum of all interest bearing debt as of the last day of the applicable fiscal quarter (or, with respect to the Line of Credit, as of fifteen (15) days after the last day of the applicable fiscal quarter). EBITDA has the meaning ascribed to it in the “Fixed Charge Coverage Ratio” covenant above in this Section 5.

(f)                By deleting the reference to “by Borrower” in the lead-in sentence in Section 8 of the Loan Agreement.

(g)                By deleting Sections 8.01, 8.02, 8.03, 8.04, 8.05, 8.06, 8.07, 8.09, 8.10, and 8.13 of the Loan Agreement in their respective entireties, and by substituting in lieu thereof the following new Sections 8.01, 8.02, 8.03, 8.04, 8.05, 8.07, 8.09, 8.10, and 8.13, respectively:

8.01 Should Borrower fail to make payment of any installment of principal or interest on any of the Note(s) or on any debt under any of the Loan Documents.

8.02. Should any representation or warranty made by Borrower, any affiliate of Borrower (as defined in 11 U.S.C. Section 101(2)), or any guarantor of any Note (said affiliate or guarantor herein called “Obligor”) in the Loan Documents prove to be false or misleading in any material respect when made or become false or misleading at any time thereafter.

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8.03. Should any report, certificate, financial statement, or other document furnished prior to the execution of or pursuant to the terms of this Agreement or any other Loan Document prove to be false, incomplete or misleading in any material respect when delivered or made.

8.04. Should Borrower or any guarantor default in the payment or performance of any other loan, line of credit, indenture, mortgage instrument, security agreement or other agreement with Bank and all applicable notice and cure periods have expired that may materially and adversely affect Borrower’s or such guarantor’s property or ability to perform their respective obligations under this Agreement or the other Loan Documents.

8.05. Subject to the provisions in the paragraph entitled "Notice and Right to Cure" at the end of this Section 8, should Borrower (a) breach any covenant, condition, or agreement made under (i) any of the Loan Documents to which it is a party, (ii) any other contract between Borrower and Bank, (iii) any contract between any third party and Borrower made for the benefit of Bank, (b) breach any covenant, condition, or agreement made in connection with any other liability to Bank by any one or more of Borrower or any Obligor, or (c) otherwise fail to comply with any of the provisions of any such Loan Documents, including, without limitation, Schedule DD.

8.06       [Reserved.]

8.07. Should a custodian be appointed for or take possession of any or all of the assets of Borrower or any Obligor; should Borrower or any Obligor either voluntarily or involuntarily become subject to any insolvency proceeding, including becoming a debtor under the United States Bankruptcy Code, any proceeding to dissolve Borrower or any Obligor, any proceeding to have a receiver appointed for any part of the Mortgaged Property or other Collateral of Borrower or any Obligor, or should Borrower or any Obligor make an assignment for the benefit of creditors; should there be an attachment, execution, levy or other judicial seizure of all or any portion of Borrower’s or any Obligor’s assets, including an action or proceeding to seize any Collateral or any funds on deposit with the Bank, and any such action or seizure described above in this Section 8.07 in connection with any involuntary insolvency proceeding is not discharged within sixty (60) days; or should Borrower or any Obligor admit the inability to pay its debts in the ordinary course of business.

8.09. Upon the termination of existence of, or dissolution of, the Borrower or any Obligor.

8.10. Should any lien or security interest of the Bank in the Collateral terminate, fail for any reason to have the priority agreed to by Bank on the date granted, or become unenforceable, unperfected or invalid for any reason, should the Collateral fail to be insured as required herein, or should the fair market or appraised value of the Mortgaged Property or other Collateral decline below the value anticipated or required in connection with the Loan(s).

8.13. (a) Should Borrower, any Obligor or any officer or director of Borrower or any Obligor, be indicted for a felony offense under state or federal law, including without limitation any violation of any anti-money laundering, bribery, OFAC or bank fraud (in each case except for any felony described in clause (c)), and such officer or director is not replaced by an officer or director selected by Borrower or such Obligor (as applicable) but reasonably acceptable to Bank within ten (10) days of such indictment, (b) should Borrower or any Obligor employ an executive officer, or elect a director, who, to the knowledge of Borrower or such Obligor (as applicable), has been convicted of any such felony offense, and (c) should Borrower, any Obligor, or any officer or director of Borrower or any Obligor, be indicted for or convicted of (i) a felony committed in the conduct of Borrower’s or such Obligor’s business, or (ii) violating any state or federal criminal law that could lead to forfeiture of any material property of Borrower or such Obligor or any Collateral.

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(h)               By adding the following new Sections 8.14, 8.15, 8.16, 8.17, 8.18, 8.19, 8.20, 8.21, 8.22, 8.23, 8.24 and 8.25 to the Loan Agreement immediately following Section 8.13:

8.14. Should a single entity or a group of closely related entities acquire greater than fifty percent (50%) of the outstanding common stock of Borrower.

8.15. Should Borrower fail to furnish information and documentation to Bank sufficient to verify the identity of Borrower as required under the USA Patriot Act.

8.16. Should Bank determine that Borrower or any Obligor has suffered a material adverse change in its financial condition or business operations.

8.17. Should Borrower suffer any material loss, theft, damage or destruction to the Mortgaged Property which is not covered by insurance.

8.18. The sale (including sale by land contract upon delivery of possession), transfer or encumbrance of all or any part of the Mortgaged Property or any interest therein.

8.19. Should any change occur in any zoning ordinance or regulation, or should any other public restriction be enacted, adopted or implemented, that limits or defines the uses which may be made of the Mortgaged Property such that the present or intended use of the Mortgaged Property, as specified in any of the related documents, would be in violation of such zoning ordinance or regulation or public restriction, as changed.

8.20. Failure of Borrower to make any payment for taxes or insurance when due.

8.21. Should foreclosure or forfeiture proceedings be commenced, whether by judicial proceeding, self-help, repossession or any other method, by any creditor of Borrower or by any governmental agency against any of the Mortgaged Property or other Collateral (including any garnishment of any of Borrower’s accounts, including deposit accounts), with Bank and such proceeding is not terminated within thirty (30) days.

8.22. Refusal by Borrower to permit Bank to inspect, examine or verify the books and records in accordance with the Exam provisions set forth in Section DD.06(b) of Schedule DD.

8.23. Failure (a) to execute a Lockbox Agreement and notify Account Debtors to remit payments to the Lockbox, if and when required by Section DD.05(a) of Schedule DD or (b) deposit checks or other remittances received in payments of Accounts into the Operating Account, or Medicare Receivables Account or Collateral Reserve Account at Bank, if and when required by Bank.

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8.24. If an Overadvance shall exist, and Borrower fails upon demand immediately to prepay the Line of Credit by an amount sufficient to bring Borrower in compliance with Schedule DD.

8.25. Should any guarantor terminate any guaranty agreement given in connection with any Note.

(i)                 By adding the following new paragraph to the end of Section 8 of the Loan Agreement immediately following Section 8.25 thereof:

Notice and Right to Cure.

(a) Notwithstanding any provision contained in this Agreement, the Note(s) or any other Loan Document to the contrary but subject to the provisions of clauses (b) and (c) below, during the existence of any Event of Default Bank’s right to exercise its remedies as a result of such Event of Default shall be immediate and without notice, including, without limitation, with respect to (i) any Event of Default under Section 8.05 that arises out of a breach of any of Sections 3.01 (other than 3.01(c)), 3.03, 3.04, 3.05, 3.07, 3.08 (other than with respect to the Quarterly Financial Statements, Annual Financial Statements, Loan Base Report and Officer Compliance Certificate subsections contained therein), 3.09, 3.11, and 3.12, the Financial Covenants of Section 5, the Negative Covenants of Section 6, (ii) any Event of Default that arises out of a breach of any covenant set forth in Section DD.05, DD.06, DD.09(b) or DD.09(i) of Schedule DD, or in Section 4.4, 4.7, 4.9 or 6 of the Security Agreement, and (iii) any other Event of Default under Section 8.

(b)       Without any obligation of Bank to provide notice thereof, any breach of Section 3.01(c) or 3.08 (solely with respect to the Loan Base Report, Quarterly Financial Statements, Annual Financial Statements, and Officer Compliance Certificate subsections thereof) shall not result in an Event of Default until the applicable date set forth below occurs and as of such date Borrower has failed to cure such breach to the satisfaction of Bank: (i) with respect to a breach of Section 3.01(c), the thirtieth (30th) day following the occurrence of such breach, (ii) with respect to a breach of the Loan Base Report subsection of Section 3.08, the fifth (5th) day following the occurrence of such breach, and (iii) with respect to a breach for failure to timely deliver the Quarterly Financial Statements, Annual Financial Statements, or Officer Compliance Certificate required to be delivered pursuant to Section 3.08, the earlier of (A) the thirtieth (30th) day following the occurrence of such breach, and (B) the date on which the Borrower files the financial statements corresponding to such breach with the Securities and Exchange Commission. During any cure period with respect to a breach described in this clause (b) (and thereafter if, and only if, such breach is cured to the satisfaction of Bank prior to the expiration of such cure period), such breach shall not constitute an Event of Default, but Borrower shall not be permitted to take any action that it would not be permitted to take during the existence of an Event of Default.

(c)       With respect to any Event of Default that would arise under Section 8.05 due to a breach of any section of this Agreement or any other Loan Document (other than any section described in clause (a) or (b) of this paragraph), such breach shall not result in an Event of Default until the thirtieth (30th) day following the earlier of the date on which Borrower (i) has knowledge thereof or (ii) receives notice thereof from Bank (provided that Bank shall have no obligation to provide notice thereof); provided, however, that the opportunity to cure pursuant to this clause (c) shall not apply if (A) the breach or failure to perform is not capable of being cured within such period or is a willful breach by Borrower, or (B) an Event of Default (or cure pursuant to this clause (c)) has occurred within the preceding twelve (12) months with respect to a breach of the same section of this Agreement or other Loan Document. During any cure period with respect to a breach described in this clause (c) (and thereafter if, and only if, such breach is cured to the satisfaction of Bank prior to the expiration of such cure period), such breach shall not constitute an Event of Default, but Borrower shall not be permitted to take any action that it would not be permitted to take during the existence of an Event of Default and Bank shall have no obligation to make any advance or other extension of credit to Borrower.

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(j)                 By adding the following sentence at the end of Section 9 of the Loan Agreement immediately following Section 9.05:

For the avoidance of doubt, in no event shall any notice be required or given for any Event of Default arising from: any representation, financial statement, report, certificate or other document furnished prior or pursuant to this Agreement or any other Loan Document which proves to be false or misleading in any material respect when made; should Borrower voluntarily become a debtor under the Bankruptcy Code, become subject to any insolvency proceeding, make an assignment for the benefit of creditors or become subject to any attachment, execution, or judicial seizure of its assets (including any funds on deposit with Bank); any indictment of Borrower or any manager, executive officer or general partner thereof for any felony offense; any failure to repay any Note at maturity; any commencement of the process of liquidation or dissolution; any proceeding commenced against Borrower seeking the forfeiture of all or any part of the Collateral securing any Note or other assets as a result of any criminal activity; or the sale, conveyance, transfer or encumbrance of any real property subject to a Deed of Trust granted to Bank or a bulk sale transfer of any personal collateral without the prior consent of Bank.

(k)               By adding the following new definitions of “Approved Equipment”, “Assignment of Leases and Rents”, “CapEx Loan Conditions”, “Deed of Trust”, “Equipment Purchase Price”, “First Amendment Date”, “Mortgaged Property” and “Swap Obligation” to Section 10.01 of the Loan Agreement in proper alphabetical order:

“Approved Equipment” shall mean, without the prior consent or approval of Bank, new or used equipment which (a) Borrower has purchased and is using or will use in the ordinary course of Borrower's business; (b) has been delivered to, and accepted by, Borrower and, if applicable, has been installed at premises which Borrower owns or leases; (c) is subject to no lien other than Bank's first priority lien (unless the holder of any other lien agrees in writing with Bank, before Bank funds the CapEx Loan Advance for such Equipment, to disclaim any interest in such Equipment); (d) does not and, after delivery to and installation at Borrower’s premises, will not constitute a fixture under applicable law, unless each landlord and mortgagee of such premises has executed in Bank's favor a landlord or mortgagee waiver in form and substance acceptable to Bank; and (e) does not and, after delivery to and, if applicable, installation at Borrower’s premises, will not constitute an accession to other Equipment that is subject to any lien other than Bank's lien (unless the holder of any other lien agrees in writing with Bank, before Bank funds the CapEx Loan Advance for such Equipment, to disclaim any interest in the Equipment which will constitute such accession).

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“Assignment of Leases and Rents” shall mean the Assignment of Leases and Rents by Borrower in favor of Bank, in which Borrower shall assign to Bank all existing and thereafter arising leases on the Mortgaged Property and the rents and profits therefrom.

“CapEx Loan Conditions” means, with respect to each CapEx Loan Advance requested by Borrower pursuant hereto, the following conditions:

(a) Borrower shall have requested such CapEx Loan Advance in a writing received by Bank in which Borrower provides (i) in detail, a list, as applicable, of the Approved Equipment purchased or being purchased by Borrower with respect to such CapEx Loan Advance (and as to which no prior CapEx Loan Advance has been requested or made), (ii) the Equipment Purchase Price (as defined below) of such Approved Equipment, (iii) the identity, address, and telephone number of the seller of such Approved Equipment, and (iv) the delivery date or the anticipated delivery date for such Approved Equipment;

(b) Bank shall have received (i) a copy of the invoice or purchase order relating to such Approved Equipment, (ii) evidence that such Approved Equipment has been shipped to, and accepted and installed by, Borrower, and (iii) such other documentation with respect thereto as Bank may request in its sole and absolute discretion;

(c) the proceeds of each CapEx Loan Advance shall not exceed 80% of the Equipment Purchase Price of the Approved Equipment purchased between October 1, 2017 and March 1, 2019, for which such CapEx Loan Advance is requested, and the principal amount of the CapEx Loan Advance requested, together with the principal amount of all CapEx Loan Advances made prior to or contemporaneously with such requested CapEx Loan Advance, shall not exceed $26,000,000.00 (i.e., the maximum aggregate principal amount of the CapEx Loan);

(d) at the time of making such CapEx Loan Advance, there shall exist no Event of Default or an event which, with the passage of time or giving of notice, would become an Event of Default, nor shall any Event of Default result therefrom; and

(e) Bank shall have received an origination fee equal to 0.10% of the principal amount of such CapEx Loan Advance.

“Deed of Trust” shall mean the Texas Deed of Trust and Security Agreement by Borrower in favor of Bank, in which Borrower shall grant to Bank a first priority lien on the Mortgaged Property.

“Equipment Purchase Price” shall mean, with respect to any item of Approved Equipment, the invoice price paid for such item of Approved Equipment, net of any applicable sales tax, shipping, delivery, inspection, installation, transportation, freight, and any other so-called “soft” costs.

“First Amendment Date” shall mean March 30, 2018.

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“Mortgaged Property” shall mean the real property (including fixtures and improvements thereon) of Borrower described on Exhibit A to the Deed of Trust and more commonly referred to as 13139 Jess Pirtle Blvd, Sugar Land, Texas 77478.

“Swap Obligation” shall mean, with respect to Borrower, any obligation to pay or perform under any agreement, contract or transaction that constitutes a Swap Agreement (including any Hedge Agreement) within the meaning of section 1a(47) of the Commodity Exchange Act (7 U.S.C. Sec. 1 et seq.).

(l)               By deleting the reference to “$50,000,000” set forth in the definition of “Availability” contained in Section 10.01 of the Loan Agreement, and by substituting in lieu thereof a reference to “$60,000,000.”

(m)             By deleting the definitions of “Collateral”, “Loan Documents” and “Specified Transaction” contained in Section 10.01 of the Loan Agreement, and by substituting in lieu the following new definitions, respectively:

“Collateral” shall mean all property and assets granted under the Loan Documents as collateral security for the Loan(s), whether real or personal property, whether granted directly or indirectly, whether granted now or in the future, and whether granted in the form of a security interest, mortgage, security deed, deed of trust, assignment, pledge, crop pledge, chattel mortgage, chattel trust, factor’s lien, equipment trust, conditional sale, trust receipt, lien, charge, lien or title retention contract, lease or consignment intended as a security device, or any other security or lien interest whatsoever, whether created by law, contract, or otherwise.

“Loan Documents” shall mean this Agreement including any Schedule attached hereto, the Note(s), the Deed of Trust, the Security Agreement(s), the Assignment of Leases and Rents, all UCC Financing Statements, the Trademark Security Agreement, the Patent Security Agreement, each Hedge Agreement, if any, and all other documents, certificates, and instruments executed in connection therewith, and all renewals, extensions, modifications, substitutions, and restatements thereof and therefore.

“Specified Transaction” shall mean (a) a purchase of part or all of the assets of a business or any Person, (b) a purchase, redemption, retirement or other acquisition of any of Borrower’s capital stock or other ownership interests, (c) an unsubordinated loan to directors, officers, partners, members, shareholders, subsidiaries or Affiliates, (d) a sale, lease or other disposition of asset or properties (other than assets or properties that have been replaced by similar assets of at least the same or better value and for which the purchase of such replacement asset or property constitutes a Specified Transaction under clause (a) above), or (e) an Affiliate Transaction.

(n)               By adding the following new Section 10.29 of the Loan Agreement immediately following Section 10.28:

10.29. Co-Terminous. Bank has made various Loans to Borrower, as described in this Agreement and evidenced by the Notes. Notwithstanding the payment schedules set forth in the Notes, Borrower agrees that if the Line of Credit, Term Loan or CapEx Loan is terminated because of Bank's demand for repayment of the Line of Credit, Term Loan or CapEx Loan because of Borrower's Event of Default under the terms and provisions of the Line of Credit, Term Loan or CapEx Loan, then the entire principal balance of the Line of Credit, Term Loan and CapEx Loan together with accrued interest and late fees, if any, shall be due and payable in full without demand upon the first effective date of the termination of the Line of Credit, Term Loan or CapEx Loan. In addition, Borrower agrees that if the Line of Credit is refinanced, or Borrower notifies Bank that it is to be refinanced, by a person or entity other than the Bank, Bank may in its discretion require the entire principal balance of the Term Loan and the CapEx Loan together with accrued interest and late fees, if any, to be due and payable in full upon demand (and all such amounts shall be due and payable in full upon such demand).

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(o)               By deleting clause (i) of Section DD.01 of Schedule DD to the Loan Agreement, and by substituting in lieu thereof the following new clause (i):

(i)       Collateral. Collateral shall mean the assets and property described in the Security Agreement and/or any other Loan Document, including, without limitation, Borrower’s Accounts, Inventory, Equipment and Other Collateral.

(p)               By deleting clause (t) of Section DD.01 of Schedule DD to the Loan Agreement, and by substituting in lieu thereof the following new clause (t):

(t)       Exam. Those inspections, testings and examinations on the premises of Borrower or wherever books, records or Collateral may from time to time be located, including, but not limited to, the inspection of Inventory, the inspection of Equipment, and standard testing of such books and records by Bank's representatives, at any time during normal business hours, and with or without prior notice to Borrower from Bank, as provided in Section DD.06(b).

(q)               By adding the following new clause (xx) to Section DD.01 of Schedule DD to the Loan Agreement immediately following clause (ww):

(xx)       Equipment. Equipment shall have the meaning given to it under the UCC.

(r)                By deleting clause (k) of Section DD.03 of Schedule DD to the Loan Agreement, and by substituting in lieu thereof the following new clause (k):

(k)       That portion of Accounts due from an Account Debtor which is in excess of a concentration limit of fifteen percent (15%) (or, in the case of Accounts due from (i) SYNNEX Corporation and its subsidiary, Hyve Solutions Corporation, collectively, fifty percent (50%), (ii) each of Amazon Corporate LLC, Facebook, Inc., Alphabet Inc., and their respective affiliates, fifty percent (50%), (iii) each of World Wide Technology, Inc. and Microsoft Corporation, and their respective affiliates, forty percent (40%), and (iv) Syncreon Logistics USA LLC, thirty percent (30%)) of Borrower’s aggregate dollar amount of all outstanding Accounts.

(s)                By deleting the sentence beginning “Borrower shall forward to Bank” set forth in clause (a) of Section DD.06 of Schedule DD to the Loan Agreement, and by substituting in lieu thereof the following new sentence:

Borrower shall forward to Bank any of these reports at such other times as Bank may require them, upon notice to Borrower, and/or any other reports deemed necessary by Bank in its discretion to monitor the Collateral (including, without limitation, such Equipment reports as Bank may request in its sole discretion).

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(t)                 By deleting the reference to “Accounts, Inventory, and Other Collateral” set forth in clause (b) of Section DD.06 of Schedule DD to the Loan Agreement, and by substituting in lieu thereof a reference to “Accounts, Inventory, Equipment and Other Collateral.”

(u)               By deleting clause (c) of Section DD.07 of Schedule DD to the Loan Agreement, and by substituting in lieu thereof the following new clause (c):

(c)       Borrower shall pay to Bank the actual cost of any appraisal of Inventory, Equipment and/or Other Collateral performed by an independent appraiser as required by Bank together with any fee assessed by Bank for the review thereof, but not to exceed $1,150.00 per day in cost for each examiner.

(v)               By deleting Section DD.08 of Schedule DD to the Loan Agreement in its entirety, and by substituting in lieu thereof the following new Section DD.08:

DD.08. Events of Default. The occurrence of any Event of Default as defined in the Loan Agreement shall constitute an Event of Default hereunder.

(w)              By deleting Schedule EE to the Loan Agreement in its entirety, and by substituting in lieu thereof the Schedule EE attached hereto.

3. Amendments to Security Agreement. The Security Agreement is hereby amended as follows:

(a)       By deleting all language that immediately follows the phrase “This Security Agreement is entered into in connection with (check applicable items):” and precedes the phrase “Secured Party and Debtor agree as follows” in the introductory section on page 1 of the Security Agreement and by substituting in lieu thereof the following:

☒ (i)	a Loan Agreement (as at any time amended, modified, restated, or supplemented, the “Loan Agreement”) dated on or before the date of this Security Agreement under which the Secured Party has agreed to make a loan(s) and/or establish a line(s) of credit (the “Loan”);

☒ (ii)	(A) a Promissory Note dated September 28, 2017 (including, without limitation, all addenda, extensions, renewals, modifications and substitutions thereof, the “Line of Credit Note”), made by Debtor (the “Borrower”) in favor of Secured Party, in the principal amount of $60,000,000;

(B)	a Promissory Note dated March 30, 2018, made by Debtor in favor of Secured Party in the maximum principal amount of $21,500,000.00 (including, without limitation, all addenda, extensions, renewals, modifications and substitutions thereof, “Term Note”);

(C)	a Promissory Note dated March 30, 2018, made by Debtor in favor of Secured Party in the maximum principal amount of $26,000,000.00 (including, without limitation, all addenda, extensions, renewals, modifications and substitutions thereof, “CapEx Note”; the Line of Credit Note, Term Note and CapEx Note are collectively referred to herein as the “Note”);

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☐ (iii)	a guaranty agreement or agreements (whether one or more, the “Guaranty”) executed by the guarantors named therein (whether one or more, the “Guarantors”) dated on or about the same date as this Security Agreement;

☐ (iv)	a control agreement covering the Debtor’s or Borrower’s Deposit Account(s), Investment Property, Letter-of-Credit Rights, or Electronic Chattel Paper dated on or about the same date as this Security Agreement executed by the Debtor and the Borrower;

☐ (v)	the sale by Debtor and purchase by Secured Party of Accounts, Chattel Paper, Payment Intangibles and/or Promissory Notes; and/or

☐ (vi)	all obligations of Debtor under a BB&T Bankcard Agreement to repay indebtedness incurred under Business Visa Credit Cards issued to authorized officers and employees of Debtor.

(b)       By deleting clauses (iii) and (viii) of Section 1.1 of the Security Agreement, and by substituting in lieu thereof the following new clauses (iii-a) and (viii):

☒ (iii) Equipment, including all Accessions thereto, and all manufacturers’ warranties, parts and tools therefore.

☒ (viii) Goods, including all Fixtures and timber to be cut, located or situated on the real property specifically described as follows: See attached Annex A.

(c)       By deleting clause (iii) of Section 1.2 of the Security Agreement, and by substituting in lieu thereof the following new clause (iii):

(iii)       all of Debtor’s or Borrower’s present and future indebtedness to Secured Party howsoever evidenced, including without limitation all promissory notes, whether now existing or hereafter arising, executed by Debtor or Borrower, reimbursement of drafts or drawings paid by Secured Party on any Commercial or Standby Letter of Credit issued on the account of the Debtor or Borrower; all indebtedness and obligations of Debtor or Borrower to Secured Party (or an affiliate of Secured Party) under any interest rate swap transactions, interest rate cap and/or floor transactions, interest rate collar transactions, swap agreements (as defined in 11 U.S.C. § 101) or other similar transactions or agreements, including without limitation any ISDA Master Agreement executed by Debtor or Borrower and all Schedules and Confirmations entered into in connection therewith, including, without limitation, any Hedge Agreement (as such term is defined in the Loan Agreement); and all amounts advanced to Debtor or Borrower by Secured Party in connection with the issuance of Business Credit Cards to the officers and designated employees of the Debtor or Borrower;

(d)       By deleting the paragraph titled “Application of Insurance Proceeds” set forth in Section 4.7 of the Security Agreement, and by substituting in lieu thereof the following:

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Application of Insurance Proceeds. Debtor shall promptly notify Secured Party of any loss or damage to the Collateral, whether or not such casualty or loss is covered by insurance. Secured Party may make proof of loss if Debtor fails to do so within thirty (30) days of the casualty. In the event that Debtor should receive any such insurance proceeds, Debtor agrees to immediately turn over and to pay such proceeds directly to Secured Party. If requested by Debtor in writing after Secured Party’s receipt of any insurance proceeds relating to any lost or damaged Collateral, Debtor may use such proceeds to repair or replace the Collateral (and until so used, the proceeds shall be held by Secured Party as part of the Collateral) as long as (i) no Event of Default exists; (ii) such repair or replacement is promptly undertaken and concluded within sixty (60) days of any such loss or damage, in accordance with plans satisfactory to Secured Party; (iii) replacement Collateral is of comparable quality and utility to the lost or destroyed Collateral; (iv) the repaired or replaced Collateral is free of liens, other than Secured Party’s first priority lien and as otherwise permitted under the Loan Documents; and (v) Debtor complies with disbursement procedures for such repair or replacement as Secured Party may reasonably require. If an Event of Default has occurred and is then continuing, Secured Party shall retain a sufficient amount of the proceeds to pay all of the Obligations as they would otherwise have been paid, and shall pay the balance to Debtor. Any proceeds which have not been disbursed within sixty (60) days after their receipt and which Debtor has not committed to the repair or replacement of the Collateral shall be used to prepay the Obligations.

(e)       By deleting Article VII of the Security Agreement in its entirety, and by substituting in lieu thereof the following new Article VII:

VII.       EVENT OF DEFAULT. The occurrence of any Event of Default as defined in the Loan Agreement shall constitute an Event of Default under this Security Agreement.

(f)       By adding the words “, in accordance with applicable law,” after the word “Seek” in clause (v) of Section 9.2 of the Security Agreement.

(g)       By adding the Annex A attached hereto as a new Annex A to the Security Agreement.

4. Indemnification. Borrower hereby agrees to indemnify and hold Bank, its affiliates, their successors and assigns and their respective directors, officers, employees and shareholders harmless from and against, any loss, damage, lawsuit, proceeding, judgment, cost, penalty, expense (including all reasonable in-house and outside attorneys’ fees, whether or not suit is brought, accountants’ fees and/or consultants’ fees) or liability whatsoever arising from or otherwise relating to any encroachment by any buildings or improvements of Borrower on the Mortgaged Property into any area subject to an easement, including, without limitation, Access Easement (C.F. No. 2004049251) as described in the survey delivered pursuant to Section 10(i) below.

5. Ratification and Reaffirmation. Borrower hereby ratifies and reaffirms the indebtedness under the Loan Agreement and the other Loan Documents, each of the Loan Documents, and all of Borrower’s covenants, duties, indebtedness and liabilities under the Loan Documents.

6. Acknowledgments and Stipulations. Borrower acknowledges and stipulates that each of the Loan Documents executed by Borrower creates legal, valid and binding obligations of Borrower that are enforceable against Borrower in accordance with the terms thereof; all of the indebtedness under the Loan Agreement, the Note and the other Loan Documents is owing and payable without defense, offset or counterclaim (and to the extent there exists any such defense, offset or counterclaim on the date hereof, the same is hereby knowingly and voluntarily waived by Borrower); the security interests and liens granted by Borrower in favor of Bank are duly perfected, first priority security interests and liens; and at the beginning of business on March 29, 2018, the unpaid principal amount of the Line of Credit totaled $38,370,223.74

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7. Representations and Warranties. Borrower represents and warrants to Bank, to induce Bank to enter into this Amendment, that no Event of Default or event which, with the passage of time or giving of notice, would become an Event of Default exists on the date hereof; the execution, delivery and performance of this Amendment have been duly authorized by all requisite corporate action on the part of Borrower and this Amendment has been duly executed and delivered by Borrower; and all of the representations and warranties made by Borrower in the Loan Agreement are true and correct on and as of the date hereof.

8. Reference to Loan Agreement. Upon the effectiveness of this Amendment, each reference in the Loan Agreement to “this Agreement”, “hereunder”, or words of like import shall mean and be a reference to the Loan Agreement, as amended by this Amendment. Upon the effectiveness of this Amendment, each reference in the Security Agreement to “this Security Agreement”, “hereunder”, or words of like import shall mean and be a reference to the Security Agreement, as amended by this Amendment.

9. Breach of Amendment. This Amendment shall be part of the Loan Agreement and the Security Agreement, and a breach of any representation, warranty or covenant herein shall constitute an Event of Default.

10. Conditions Precedent. The effectiveness of the amendments contained in Sections 2 and 3 hereof is subject to Bank’s receipt of each of the following, on or before the date of this Amendment, in form and substance satisfactory to Bank, together with all originals of the same to the extent requested by Bank in its sole discretion:

(a)                A counterpart of this Amendment, duly executed by Borrower;

(b)               A Note Modification Agreement, duly executed by each Borrower, and substantially in the form attached hereto as Exhibit A, with respect to the Line Note;

(c)                Promissory notes, duly executed by each Borrower, and substantially in the forms attached hereto as Exhibits B and C, with respect to the Term Loan and the CapEx Loan, respectively;

(d)               Resolutions of Borrower authorizing Borrower to enter into this Amendment and the other documents executed in connection herewith, certified by an authorized officer of Borrower, and substantially in the form attached hereto as Exhibit D;

(e)                A Texas Deed of Trust and Security Agreement in favor of Bank, duly executed by Borrower;

(f)                An Assignment of Leases and Rents in favor of Bank, duly executed by Borrower;

(g)                A binding title commitment or pro forma mortgagee policy from a title insurance company acceptable to Bank listing all liens, encumbrances and easements covering the Mortgaged Property and providing coverage for the aggregate principal amount of the Notes and insuring the appropriate lien priority of the Deed of Trust and which shall not contain any title exceptions or policy exclusions not approved by Bank and Bank’s counsel;

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(h)               A “Phase I” environmental audit covering the Mortgaged Property from an independent environmental engineering firm satisfactory to Bank which reflects that no hazardous waste, toxic substances, or other hazardous materials have contaminated the Mortgaged Property or, if the Mortgaged Property has been so contaminated, that it has been satisfactorily remediated or contained in accordance with all Environmental Laws. Bank shall be fully authorized to discuss all aspects of the audit with the engineering firm;

(i)                 A current plat of survey of the Mortgaged Property, prepared and certified by a registered land surveyor or civil engineer;

(j)                 A determination by a vendor acceptable to Bank of whether the Mortgaged Property is located in a special flood, mud slide, or erosion hazard area (together with such acknowledgments thereof as Bank may require) and, if the Mortgaged Property is located in such an area, flood insurance acceptable to Bank in its sole discretion, naming Bank as mortgagee or loss payee, and such other flood hazard diligence and documentation as Bank may require in its sole discretion;

(k)               Updated lien search results with respect to Borrower and its assets;

(l)                 Updated copies of policies or certificates of insurance for the insurance policies of Borrower for the replacement cost of the insurable items of Collateral, naming Bank as mortgagee and lender’s loss payee;

(m)             An opinion of counsel for Borrower satisfactory to Bank and Bank’s counsel;

(n)               Payment of the origination fees described in Section 11 below;

(o)               One (1) copy of an appraisal ordered by Bank of the estimated market value of the Mortgaged Property (which shall be no less than $40,000,000), which appraisal must be addressed to Bank and must conform to the Uniform Standards of Professional Appraisal practice (“USPAP”) adopted by the Appraisal Standards Board of the Appraisal Foundation. Any deviation from the USPAP must be explained in the appraisal. The appraiser must be licensed and/or certified if required by applicable Federal Deposit Insurance Corporation regulations or state laws;

(p)               All Hedge Agreements and other swap documentation as Bank may request in its sole discretion; and

(q)               All other approvals, opinions or documents as Bank may reasonably request.

11. Origination Fees; Expenses of Bank. In consideration of Bank’s willingness to enter into this Amendment as set forth herein, Borrower agrees to pay to Bank an origination fee in the amount of $5,055.72 with respect to the CapEx Loan in immediately available funds on the date hereof. Additionally, Borrower agrees to pay, on demand, all costs and expenses incurred by Bank in connection with the preparation, negotiation and execution of this Amendment and any other Loan Documents executed pursuant hereto and any and all amendments, modifications, and supplements thereto, including, without limitation, the costs and fees of Bank’s legal counsel and any taxes, filing fees and other expenses associated with or incurred in connection with the execution, delivery or filing of any instrument or agreement referred to herein or contemplated hereby; provided, that the parties hereto acknowledge and agree that Bank shall be responsible for the cost of the appraisal referenced in Section 9(o) hereof of the Mortgaged Property in an amount up to $6,800.

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12. Release of Claims. To induce Bank to enter into this Amendment, Borrower hereby releases, acquits and forever discharges Bank, and all officers, directors, agents, employees, successors and assigns of Bank, from any and all liabilities, claims, demands, actions or causes of action of any kind or nature (if there be any), whether absolute or contingent, disputed or undisputed, at law or in equity, or known or unknown, that Borrower now has or ever had against Bank arising under or in connection with any of the Loan Documents or otherwise. Borrower represents and warrants to Bank that Borrower has not transferred or assigned to any Person any claim that Borrower ever had or claimed to have against Bank.

13. Governing Law. This Amendment shall be governed by and construed in accordance with the internal laws of the State of Texas.

14. No Novation, etc. Except as otherwise expressly provided in this Amendment, nothing herein shall be deemed to amend or modify any provision of the Loan Agreement, the Security Agreement or any of the other Loan Documents, each of which shall remain in full force and effect. This Amendment is not intended to be, nor shall it be construed to create, a novation or accord and satisfaction, and the Loan Agreement and the Security Agreement as herein modified shall continue in full force and effect.

15. Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

16. Further Assurances. Borrower agrees to take such further actions as Bank shall reasonably request from time to time in connection herewith to evidence or give effect to the amendments set forth herein or any of the transactions contemplated hereby.

17. Miscellaneous. This Amendment may be executed in any number of counterparts and by different parties to this Amendment on separate counterparts, each of which, when so executed, shall be deemed an original, but all such counterparts shall constitute one and the same agreement. Any manually executed signature page to this Amendment delivered by a party by facsimile or other electronic transmission shall be deemed to be an original signature hereto. Section titles and references used in this Amendment shall be without substantive meaning or content of any kind whatsoever and are not a part of the agreements among the parties hereto. This Amendment expresses the entire understanding of the parties with respect to the subject matter hereof and may not be amended except in a writing signed by the parties.

18. Waiver of Jury Trial. To the fullest extent permitted by applicable law, each party hereby waives the right to trial by jury in any action, suit, counterclaim or proceeding arising out of or related to this Amendment.

[Remainder of page intentionally left blank;

signatures appear on following page.]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective duly authorized officers on the date first written above.

WITNESS:	APPLIED OPTOELECTRONICS, INC.
(“Borrower”)

/s/ Jerry K. Hu	By:	/s/ Stefan Murry
Jerry K. Hu		Stefan Murry, Chief Financial Officer

/s/ Jerry K. Hu	By:	/s/ David Kuo
Jerry K. Hu		David Kuo, Vice President, General Counsel and Secretary

WITNESS:	Branch Banking and Trust COMPANY
(“Bank”)

[signature illegible]	By:	/s/ Brannon E. Fitch
Brannon E. Fitch, Senior Vice President

First Amendment to Loan Agreement and First Amendment to Security Agreement (AOI)

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SCHEDULE “EE” TO BB&T LOAN AGREEMENT

OFFICER COMPLIANCE CERTIFICATE

This certificate (the “Certificate”) is delivered pursuant to Section 3.08 of the Loan Agreement dated September 28, 2017, between APPLIED OPTOELECTRONICS, INC. (the “Borrower”) and BRANCH BANKING AND TRUST COMPANY (the “Bank”), as the same may be amended or supplemented from time to time, being herein referred to as the Loan Agreement. All capitalized terms used in this Certificate which are defined in the Loan Agreement are used in this Certificate with the same meanings given such terms in the Loan Agreement.

I hereby certify, to the best of my knowledge and belief and in my representative capacity on behalf of the Borrower, to the Bank as follows:

1.	I am the duly elected or appointed and acting _______________________________ (Title) of the Borrower.

2.	I have reviewed the financial statements of the Borrower as of and for the period ending ______________________ attached hereto as Exhibit I, which were prepared in accordance with GAAP, consistently applied, and are true and correct in all material aspects and fairly present the financial position and results and operations of the Borrower.

3.	The Representations and Warranties set forth in Section 2 of the Loan Agreement are true and correct as of the date hereof.

4.	I further certify that the Borrower is in compliance (unless otherwise specified) with all covenants set forth in Sections 3, 5 and 6 of the Loan Agreement and any Schedules thereto, and specifically the covenants listed below.

Required by Loan Agreement				Actual	In Compliance? Yes/No
Minimum Fixed Charge Coverage Ratio	1.50	To	1.00		☐ Yes ☐ No
Maximum Funded Debt to EBITDA Ratio	3.00	To	1.00		☐ Yes ☐ No

5.	I further certify that during the fiscal quarter ending _________________________, 20__, (a) the Borrower consummated no Specified Transactions other than Permitted Specified Transactions, and (b) the aggregate amounts of Specified Transactions consummated by Borrower are as follows.

Type of Specified Transaction	Aggregate Amount Consummated During Fiscal Quarter
Purchases of part or all of the assets of a business or any Person	$___________________
Purchases, redemptions, retirements or other acquisitions of any of Borrower’s capital stock or other ownership interests	$___________________
Unsubordinated loans to directors, officers, partners, members, shareholders, subsidiaries or Affiliates	$___________________
Sales, leases and other dispositions of asset or properties of any type described in clause (d) of the definition of Specified Transactions	$___________________
Affiliate Transactions	$___________________
Total:	$___________________

6.	As of the date hereof, no default or Event of Default under Section 8 of the Loan Agreement and any Schedules thereto has occurred (except as specified on Exhibit II, attached hereto, which Exhibit II also sets forth any corrective action taken or proposed to be taken with respect to such default or Event of Default).

In Witness Whereof, I have caused this Certificate to be executed and delivered to the Bank this _______ day of _________________________, 20__.

Witness:
Signature of Officer, Manager, General Partner

Print Name:	Print Name

Title

Attach Exhibit I and II, if applicable.

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ANNEX A

(See attached.)

TRACT I:

6.312 acre of land, being all of Commercial Reserve "A-1", of AOI 13139 JESS PIRTLE, a subdivision in Fort Bend County, Texas, according to the map or plat thereof recorded at Plat No. 20140271 of the Plat Records of Fort Bend County, Texas.

TRACT II:

Commercial Reserve "B-3" of PARK WEST SECOND REPLAT OF RESERVE "B", a subdivision in Fort Bend County, Texas, according to the map or plat thereof recorded in Slide No. 2339/A of the Plat Records of Fort Bend County, Texas.

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EXHIBIT A

Note Modification Agreement

(See attached.)

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MAKER:	Applied Optoelectronics, Inc.		9700029240
		BB&T
ADDRESS:	1319 Jess Pirtle Blvd		Account Number
	Sugar Land, Texas		00001
	77478	NOTE MODIFICATION AGREEMENT	Note Number

$60,000,000.00	$50,000,000.00	September 28, 2017	March 30, 2018
Modified Principal Amount	Original Principal Amount	Original Date	Modification Date

This Note Modification Agreement (hereinafter referred to as “Agreement”) is made and entered into as of this 30th day of March, 2018 by APPLIED OPTOELECTRONICS, INC., as maker(s) and co-maker(s), if any, of the Promissory Note as defined below (whether one or more, hereinafter referred to jointly and severally as “Borrower”), in favor of BRANCH BANKING AND TRUST COMPANY, a North Carolina banking corporation (including its successors and assigns, hereinafter referred to as “Bank”).

Borrower previously executed a Promissory Note payable to Bank as more particularly identified by the description of the original amount and date set forth above (including all previous renewals, extensions and modifications thereof, collectively the “Promissory Note”). Borrower and Bank hereby agree that the Promissory Note shall be modified only to the limited extent as is hereinafter set forth; that all other terms, conditions, and covenants of such Promissory Note shall remain in full force and effect; and that this Agreement shall constitute a renewal, extension and modification of the Promissory Note and not a novation.

NOW, THEREFORE, in mutual consideration of the premises, the sum of One Dollar ($1.00) and other good and valuable consideration, each to the other parties paid, the parties hereto agree that the Promissory Note is hereby amended as follows (checked items contain applicable modifications):

☐	Borrower shall pay a prepayment fee as set forth in the Prepayment Fee Addendum attached hereto.
☐	This Agreement hereby permanently reduces the principal amount of the loan to Borrower to the Modified Principal Amount set forth above.

INTEREST RATE, PRINCIPAL AND INTEREST PAYMENT TERM MODIFICATIONS

Interest shall accrue from the date hereof on the unpaid balance outstanding from time to time at the:

☐	Fixed rate of ____% per annum.
☐	Variable rate of the Bank's Prime Rate plus ____% per annum to be adjusted ____ as the Bank's Prime Rate changes.
☐	As of the Modification Date, any fixed, floating or average maximum rate and fixed minimum rate in effect by virtue of the Promissory Note(s) are hereby deleted. If checked here ☐, the interest rate will not exceed a(n) ☐ fixed ☐average maximum rate of ___% or a ☐ floating maximum rate of the greater of ___% or the Bank's Prime Rate; and the interest rate will not decrease below a fixed minimum rate of ___%. If an average maximum rate is specified, a determination of any required reimbursement of interest by Bank will be made: ☐ when the Promissory Note is repaid in full by Borrower ☐ annually beginning on ____.
☒	The Adjusted LIBOR Rate as more specifically described in the Addendum to Note attached hereto and incorporated herein.

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Principal and interest are payable as follows:

☒	Principal (plus any accrued interest not otherwise scheduled herein) is due in full at maturity on September 28, 2020.
☐	Payable in consecutive ____ installments of ☐ Principal ☐ Principal and Interest commencing on ___ and continued on the same day of each calendar period thereafter, in ____ equal payments of $____, with one final payment of all remaining principal and accrued interest due on ____.

☒	Accrued interest is payable monthly commencing on April 5, 2018, and continuing on the same day of each calendar period thereafter, with one final payment of all remaining interest due on September 28, 2020.
☐	Bank reserves the right in its sole discretion to adjust the fixed payment due hereunder _______ [monthly, quarterly, annually] on and continuing on ____ the same day of each calendar period thereafter, in order to maintain an amortization period of no more than ____ months from the date of this Agreement. Borrower understands the payment may increase if interest rates increase.
☒	This Agreement evidences a revolving line of credit and advances under this Agreement, as well as directions for payment from Borrower’s accounts, may be requested orally or in writing by Borrower. Bank may, but need not, require that all oral requests be confirmed in writing. Borrower agrees to be liable for all sums either (i) advanced in accordance with the instructions of an authorized person or (ii) credited to any of Borrower’s accounts maintained with Bank. Prior to an Event of Default (as defined in the Loan Agreement, as hereinafter defined), Borrower may borrow, repay, and reborrow pursuant to the terms of the Loan Agreement dated September 28, 2017, between Borrower and Bank (as the same may be amended, restated, supplemented or otherwise modified from time to time, the “Loan Agreement”).
☒	Borrower hereby authorizes Bank to automatically draft from its demand deposit or savings account(s) maintained with Bank or another bank, any payment(s), including late fees and other fees and charges due under this Agreement on the date(s) due. Borrower shall provide appropriate account number(s) for account(s) at Bank or another bank.
☐	____.

The following scheduled payment(s) is (are) deferred:

☐ $____ principal                    }

☐ $____ interest                      }            Payments due on _________

is (are) hereby deferred. Payments will resume on ____ according to the schedule contained herein or to the existing schedule (if no other changes are made herein).

Borrower shall pay to Bank, or order, a late fee in the amount of five percent (5.0%) of any installment past due for ten (10) or more days after written notice is received by Borrower regarding same. When any installment payment is past due for ten (10) or more days, subsequent payments shall first be applied to the past due balance. In addition, Borrower shall pay to Bank a returned payment fee (currently $25.00) if Borrower or any other obligor hereon makes any payment at any time by check or other instrument, or by any electronic means, which is returned to Bank because of nonpayment due to nonsufficient funds. Bank shall not be obligated to accept any check, money order, or other payment instrument marked “payment in full” on any disputed amount due hereunder, and Bank expressly reserves the right to reject all such payment instruments. Borrower agrees that tender of its check or other payment instrument so marked will not satisfy or discharge its obligation under the Promissory Note or this Agreement, disputed or otherwise, even if such check or payment instrument is inadvertently processed by Bank unless such payment is in fact sufficient to pay the amount due hereunder.

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All interest shall be computed and charged for the actual number of days elapsed on the basis of a year consisting of three hundred sixty (360) days. In the event periodic accruals of interest shall exceed any periodic fixed payment amount described above, the fixed payment amount shall be immediately increased, or additional supplemental interest payments required on the same periodic basis as specified above (increased fixed payments or supplemental payments to be determined in the Bank's sole discretion), in such amounts and at such times as shall be necessary to pay all accruals of interest for the period and all accruals of unpaid interest from previous periods. Such adjustments to the fixed payment amount or supplemental payments shall remain in effect for so long as any interest accruals shall exceed the original fixed payment amount and shall be further adjusted upward or downward to reflect changes in any variable interest rate based on an index such as the Bank’s Prime Rate or the One Month LIBOR; provided that unless elected otherwise above, the fixed payment amount shall not be reduced below the original fixed payment amount. However, Bank shall have the right, in its sole discretion, to lower the fixed payment amount below the original payment amount.

Borrower agrees that the only interest charge is the interest actually stated in the Promissory Note, as modified, and that any renewal or origination fee shall be deemed charges rather than interest, which charges are fully earned and non-refundable. It is further agreed that any late charges are not a charge for the use of money but are imposed to compensate Bank for some of the administrative services, costs and losses associated with any delinquency or default under the Promissory Note, and such charges shall be fully earned and non-refundable when accrued. All other charges imposed by Bank upon Borrower in connection with the Promissory Note, as modified, and the loan evidenced thereby including, without limitation, any commitment fees, loan fees, facility fees, origination fees, discount points, default and late charges, prepayment fees, reasonable attorneys’ fees and reimbursements for costs and expenses paid by Bank to third parties or for damages incurred by Bank are and shall be deemed to be charges made to compensate Bank for underwriting and administrative services and costs, other services, and costs or losses incurred or to be incurred by Bank in connection with the Promissory Note, as modified, and the loan and shall under no circumstances be deemed to be charges for the use of money. All such charges shall be fully earned and non-refundable when due. Time is of the essence in the performance of this Agreement.

The term “Prime Rate,” if used herein, means the rate of interest per annum announced by the Bank from time to time and adopted as its Prime Rate at its executive offices in Winston-Salem, North Carolina. The Prime Rate is one of several rate indexes employed by the Bank when extending credit, and not necessarily the lowest rate. Any change in the interest rate resulting from a change in the Bank’s Prime Rate shall become effective as of the opening of business on the effective date of the change.

In addition to Bank’s right of setoff and other liens and security interests previously granted to Bank, Borrower hereby grants to Bank a security interest in all of its deposit accounts maintained with Bank, which shall serve as collateral for the indebtedness and obligations evidenced by the Promissory Note and this Agreement. The Bank may, at its option, charge any reasonable fees for the modification, renewal, extension, or amendment of any of the terms of the Promissory Note(s) or this Agreement not prohibited by applicable law.

Unless otherwise provided herein, it is expressly understood and agreed by Borrower that any and all real and personal property given or pledged, whether by Borrower or a third party, as collateral to secure the Promissory Note, shall remain as security for the Promissory Note as modified hereby.

The two (2) paragraphs in the Promissory Note commencing with the words “Subject to applicable notice periods” on page 2 and “Notwithstanding any provision contained” on page 3 of the Promissory Note are hereby deleted in their entirety.

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COLLATERAL: ☒ The Promissory Note, as modified, and the performance of the terms of any agreement or instrument relating to, evidencing, or securing the Promissory Note shall be additionally secured by the collateral hereinafter described, a new security instrument shall be executed by Borrower and/or Debtor(s)/Grantor(s), and all other steps necessary to perfect or record the Bank’s lien with priority acceptable to Bank shall be taken. All of the terms, conditions and covenants of the below-described agreements (“Additional Agreements”) are expressly made a part of the Promissory Note and this Agreement by reference in the same manner and with the same effect as if set forth herein at length, and Bank is entitled to the benefits of and remedies provided in the Additional Agreements and any other related documents given by Borrower, any guarantor, or any pledgor in favor of Bank.

Date: March 30, 2018	Type of Agreement: First Amendment to Loan Agreement and First Amendment to Security Agreement

Between: Borrower and Bank

Date: March 30, 2018	Type of Agreement: Texas Deed of Trust and Security Agreement

From: Borrower	In favor of: Bank as beneficiary

Date: March 30, 2018	Type of Agreement: Assignment of Leases and Rents

From: Borrower	In favor of: Bank as assignee

☐

☐

The security interest in the collateral hereinafter described is hereby terminated with the consent of the Bank and such collateral shall cease to serve as security for payment of the Promissory Note or this Agreement: ______________________

If the Promissory Note being modified by this Agreement is signed by more than one person or entity, the Promissory Note shall be the joint and several obligation and liability of all of the undersigned. It is expressly agreed that this Agreement is a modification of the Promissory Note only and not a novation. The original indebtedness and obligation of Borrower evidenced by the Promissory Note is not extinguished hereby and except for the modifications contained herein, the Promissory Note, and any other loan documents securing or relating to the Promissory Note, shall be and remain in full force and effect. This Agreement shall not release or affect the liability of any guarantors, endorsers or obligors of the Promissory Note. Borrower hereby represents and warrants to Bank that all guarantors, endorsers, pledgors or other obligors of the Borrower’s indebtedness have approved and consented to the terms of this Agreement, have waived any objection hereto, have affirmed any and all obligations to Bank and certify that there are no defenses or offsets against such obligations to Bank, including without limitation the Promissory Note. Bank expressly reserves all rights as to any party with right of recourse on the Promissory Note.

Borrower agrees that if Bank has released any collateral, it shall not be required or obligated to take any further steps to release such collateral from any lien or security interest unless Bank determines, in its sole discretion, that it may do so without releasing or impairing its existing liens and security interests or its priority in other collateral; and unless Borrower bears the reasonable cost of such action. No delay or omission on the part of the Bank in exercising any right under the Promissory Note or this Agreement shall operate as a waiver of such right or of any other right of the Bank, nor shall any delay, omission or waiver on any one occasion be deemed a bar to or waiver of the same, or of any other right on any future occasion. Each of the parties signing this Agreement regardless of the time, order or place of signing waives presentment, demand, protest, and notices of every kind, and assents to any one or more extensions or postponements of the time of payment or any other indulgences, to any substitutions, exchanges or releases of collateral by Bank, and to the additions or releases of any other parties or persons primarily or secondarily liable herefor. Wherever possible, the provisions of this Agreement shall be interpreted in such a manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by or invalid under such law, such provision shall be ineffective only to the extent of any such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement. All rights and obligations arising hereunder shall be governed by and construed in accordance with the laws of the same state which governs the interpretation and enforcement of the Promissory Note.

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From and after any Event of Default under this Agreement, the Promissory Note, or any related loan document, including failure to pay upon final maturity, interest shall accrue on the sum of the principal balance then outstanding at the rate of fifteen percent (15.0%) per annum (“Default Rate”), until such principal and interest have been paid in full; provided that such rate shall not exceed at any time the highest rate of interest permitted by the laws of the State of Texas; and further that such rate shall apply after judgment. If the Promissory Note and this Agreement are placed with an attorney for collection, Borrower agrees to pay, in addition to principal, interest, and late fees, if any, all costs of collection, including but not limited to all reasonable attorneys' fees incurred by Bank, whether or not there is a lawsuit, expenses for bankruptcy proceedings (including efforts to modify or vacate any automatic stay or injunction), appeals, and any court costs.

To the maximum extent permitted by applicable law, Borrower hereby waives all rights, remedies, claims, and defenses based upon or related to Sections 51.003, 51.004, and 51.005 of the Texas Property Code, to the extent the same pertain or may pertain to any enforcement of this Note. Unless otherwise required under the Loan Agreement, if applicable, and as long as any indebtedness evidenced by the Promissory Note, as modified hereby, remains outstanding or as long as Bank remains obligated to make advances, each Borrower shall furnish annually an updated financial statement in a form satisfactory to Bank, which, when delivered shall be the property of the Bank. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which taken together shall constitute one and the same instrument.

Any legal action with respect to the indebtedness evidenced by the Promissory Note and this Agreement may be brought in the courts of the State of Texas and County of Harris or in the appropriate United States District Court situated in Texas, and Borrower hereby accepts and unconditionally submits to the jurisdiction of such courts. Borrower hereby waives any objection to the laying of venue based on the grounds of forum non conveniens with respect thereto.

REQUIRED INFORMATION. To help the government fight the funding of terrorism and money laundering activities, federal law requires Bank to obtain, verify and record information that identifies each person or entity obtaining a loan including the Borrower’s legal name, address, tax identification number, date of birth, driver’s license, organizational documents or other identifying documents. Failure to provide the required information will result in a violation of the U.S. Patriot Act and will constitute a default under this instrument. In addition, no Borrower, any of its affiliates, or any of their respective directors, officers, managers, partners, or any other authorized representatives is named as a “Specially Designated National and Blocked Person”, on the list published by the U.S. Department of the Treasury Office of Foreign Assets Control (OFAC) at its official website.

UNLESS EXPRESSLY PROHIBITED BY APPLICABLE LAW, THE BORROWER AND BANK HEREBY WAIVE THE RIGHT TO TRIAL BY JURY OF ANY MATTERS OR CLAIMS ARISING OUT OF THIS AGREEMENT, THE PROMISSORY NOTE OR ANY OF THE LOAN DOCUMENTS EXECUTED IN CONNECTION HEREWITH OR OUT OF THE CONDUCT OF THE RELATIONSHIP BETWEEN THE BORROWER AND BANK, IN EACH CASE WHETHER SOUNDING IN CONTRACT OR TORT OR OTHERWISE. BORROWER AND BANK AGREE AND CONSENT THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY, AND THAT BORROWER OR BANK MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS PARAGRAPH WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF BANK AND BORROWER TO THE WAIVER OF ITS RIGHT TO TRIAL BY JURY. THIS PROVISION IS A MATERIAL INDUCEMENT FOR BANK TO MAKE THE LOAN AND BORROWER TO ENTER INTO THIS AGREEMENT. FURTHER, THE BORROWER HEREBY CERTIFIES THAT NO REPRESENTATIVE OR AGENT OF BANK, NOR BANK’S COUNSEL, HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT BANK WOULD NOT SEEK TO ENFORCE THIS WAIVER OR RIGHT TO JURY TRIAL PROVISION. NO REPRESENTATIVE OR AGENT OF BANK, NOR BANK’S COUNSEL, HAS THE AUTHORITY TO WAIVE, CONDITION OR MODIFY THIS PROVISION. BORROWER AND BANK EACH ACKNOWLEDGE THAT IT HAS HAD THE OPPORTUNITY TO CONSULT WITH COUNSEL REGARDING THIS PARAGRAPH, THAT IT FULLY UNDERSTANDS ITS TERMS, CONTENT AND EFFECT, AND THAT IT VOLUNTARILY AND KNOWINGLY AGREES TO THE TERMS OF THIS PARAGRAPH.

(SIGNATURES ON FOLLOWING PAGE)

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BB&T

NOTE MODIFICATION SIGNATURE PAGE

Borrower: Applied Optoelectronics, Inc.

Account Number:	9700029240	Note Number:	00001
Modification Amount:	$60,000,000.00	Modification Date:	March 30, 2018

IN WITNESS WHEREOF, the undersigned have caused this Note Modification Agreement to be executed, as of the date first written above.

APPLIED OPTOELECTRONICS, INC.
Name of Corporation
WITNESS:
By:
Print Name:
	Name:	Stefan Murry
	Title:	Chief Financial officer

By:
Print Name:
	Name:	David Kuo
	Title:	Vice President, General Counsel and Secretary

27

BB&T

ADDENDUM TO PROMISSORY NOTE

BB&T Account No. 9700029240

THIS ADDENDUM TO PROMISSORY NOTE (“Addendum”) is hereby made a part of the Note Modification Agreement dated as of March 30, 2018, from APPLIED OPTOELECTRONICS, INC. (“Borrower”) payable to the order of BRANCH BANKING AND TRUST COMPANY (“Bank”) in the principal amount of $60,000,000.00, which Note Modification Agreement amends that certain Promissory Note dated September 28, 2017 (including all renewals, extensions, modifications and substitutions thereof, the “Note”).

I. DEFINITIONS.

1.1                Adjusted LIBOR Rate means a rate of interest per annum, which shall be adjusted monthly on the first day of each LIBOR Interest Period, equal to the sum obtained (rounded upwards, if necessary, to the next higher 1/16th of 1.0%) by adding (i) the One Month LIBOR plus (ii) the Applicable Margin. The Adjusted LIBOR Rate shall be adjusted for any change in the LIBOR Reserve Percentage so that Bank shall receive the same yield. The interest rate will in no instance exceed the maximum rate permitted by applicable law and if checked here ☐ the interest rate will not decrease below a fixed minimum rate of ____%. If checked here ☐ the interest rate will not exceed a fixed maximum rate of ____% or ☐ an average maximum rate of ____%. If an average maximum rate is specified, a determination of any required reimbursement of interest by Bank will be made: ☐ when the Note is repaid in full by Borrower or ☐ annually beginning on ____. If the loan has been repaid prior to this date, no reimbursement will be made.

1.2                Applicable Margin means the margin set forth below, as determined by Borrower’s ratio of Funded Debt to EBITDA (in each case, as defined in that certain Loan Agreement dated September 28, 2017, between Borrower and Bank (as at any time amended, restated, supplemented or otherwise modified, the “Loan Agreement”):.

Level	Funded Debt to EBITDA Ratio	Line of Credit Margin
I	< 1.0 to 1.0	1.40%
II	> 1.0 to 1 < 2.0 to 1.0	1.50%
III	> 2.0 to 1.0	2.00%

Until April 30, 2018, the margin shall be determined as if Level I were applicable. Thereafter, the margin shall be subject to increase or decrease by Bank on the first day of each LIBOR Interest Period. If Bank is unable to calculate the Funded Debt to EBITDA ratio for a fiscal quarter due to Borrower’s failure to deliver any financial statements when required under the Loan Agreement, then, at the option of Bank, the margin shall be determined as if Level III were applicable until the first day of the calendar month following its receipt of such financial statements. If, for any reason (including inaccurate reporting by Borrower), it is determined that a higher Applicable Margin should have applied to a period than was actually applied, then the proper margin shall be applied retroactively and Borrower shall immediately pay to Bank an amount equal to the difference between the amount of interest and fees that would have accrued using the proper margin and the amount actually paid. If, for any reason (excluding inaccurate reporting by Borrower and any other reason attributable to Borrower), it is determined that a lower Applicable Margin should have applied to the most recent fiscal quarter then ending than was actually applied, then the proper margin shall be applied retroactively (solely with respect to such most recent fiscal quarter then ending) and Borrower may credit against its next payment an amount equal to the difference between the amount of interest and fees that would have accrued during such most recent fiscal quarter then ending using the proper margin and the amount actually paid during such most recent fiscal quarter then ending.

1.3                Business Day means a day other than a Saturday, Sunday, legal holiday or any other day when the Bank is authorized or required by applicable law to be closed.

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1.4                LIBOR Advance means the advances made by Bank to Borrower evidenced by this Note upon which the Adjusted LIBOR Rate of interest shall apply.

1.5                LIBOR Interest Period means the period, as may be elected by the Borrower applicable to any LIBOR Advance, commencing on the date the Note is first made (or the date of any subsequent LIBOR addendum to the Note) and (i) if adjusted monthly, ending on the day that is immediately prior to the numerically corresponding day of each month thereafter or (ii) if adjusted quarterly, ending on the day that is immediately prior to the numerically corresponding day of each quarter thereafter; provided that:

(a)    any LIBOR Interest Period which would otherwise end on a day which is not a Business Day shall be extended to the next succeeding Business Day unless such Business Day falls in another calendar month, in which case such LIBOR Interest Period shall end on the next preceding Business Day; and

(b)   any LIBOR Interest Period which begins on a day for which there is no numerically corresponding day in a subsequent month if adjusted monthly or in a subsequent quarter if adjusted quarterly, shall end on the last Business Day of each subsequent month if adjusted monthly or on the last Business Day of each subsequent quarter if adjusted quarterly.

1.6                LIBOR Reserve Percentage means the maximum aggregate rate at which reserves (including, without limitation, any marginal supplemental or emergency reserves) are required to be maintained under Regulation D by member banks of the Federal Reserve System with respect to dollar funding in the London interbank market. Without limiting the effect of the foregoing, the LIBOR Reserve Percentage shall reflect any other reserves required to be maintained by such member banks by reason of any applicable regulatory change against (i) any category of liability which includes deposits by reference to which the Adjusted LIBOR Rate is to be determined or (ii) any category of extensions of credit or other assets related to LIBOR.

1.7                One Month LIBOR means the average rate quoted by Bloomberg Finance L.P., or any quoting service or commonly available source utilized by the Bank, on the determination date for deposits in U. S. Dollars offered in the London interbank market for one month determined at approximately 11:00 am London time two (2) Business Days prior to the commencement of the applicable LIBOR Interest Period; provided that if the above method for determining one month LIBOR shall not be available, the rate quoted in The Wall Street Journal, or a rate determined by a substitute method of determination agreed on by Borrower and Bank; provided, if such agreement is not reached within a reasonable period of time (in Bank's reasonable judgment), a rate reasonably determined by Bank in its sole discretion as a rate being paid, as of the determination date, by first class banking organizations (as determined by Bank) in the London interbank market for U. S. Dollar deposits; and provided further that if One Month LIBOR determined as provided above would be less than zero percent (0%), then One Month LIBOR shall be deemed to be zero percent (0%).

1.8                Standard Rate means, for any day, a rate per annum equal to the Prime Rate Equivalent (as defined in the Loan Agreement), and each change in the Standard Rate shall be effective on the date any change in the Prime Rate is publicly announced as being effective.

II. LOAN BEARING ADJUSTED LIBOR RATE

2.1                Application of Adjusted LIBOR Rate. The Adjusted LIBOR Rate shall apply to the entire principal balance outstanding of a LIBOR Advance for any LIBOR Interest Period.

2.2 Adjusted LIBOR Based Rate Protections.

(a)                 Inability to Determine Rate. In the event that Bank shall have determined, which determination shall be final, conclusive and binding, that by reason of circumstances occurring after the date of this Note affecting the London interbank market, adequate and fair means do not exist for ascertaining the One Month LIBOR on the basis provided for in this Note, Bank shall give notice (by telephone confirmed in writing (which may be delivered by electronic means)) to Borrower of such determination, whereupon (i) no LIBOR Advance shall be made until Bank notifies Borrower that the circumstances giving rise to such notice no longer exist, and (ii) any request by Borrower for a LIBOR Advance shall be deemed to be a request for an advance at the Standard Rate.

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(b)                 Illegality; Impracticability. In the event that Bank shall determine, which determination shall be final, conclusive and binding, that the making, maintaining or continuance of any portion of a LIBOR Advance (i) has become unlawful as a result of compliance by Bank with any law, treaty, governmental rule, regulation, guideline or order (or would conflict with any of the same not having the force of law even though the failure to comply therewith would not be unlawful) or (ii) has become impracticable, or would cause Bank material hardship, as a result of contingencies occurring after the date of this Note materially and adversely affect the London interbank market or Bank's ability to make LIBOR Advances generally, then, and in any such event, Bank shall give notice (by telephone confirmed in writing (which may be delivered by electronic means)) to Borrower of such determination. Thereafter, (x) the obligation of Bank to make any LIBOR Advances or to convert any portion of the loan to a LIBOR Advance shall be suspended until such notice shall be withdrawn by Bank, and (y) any request by Borrower for a LIBOR Advance shall be deemed to be a request for an advance at the Standard Rate.

APPLIED OPTOELECTRONICS, INC.
Name of Corporation
WITNESS:
By:
Print Name:
	Name:	Stefan Murry
	Title:	Chief Financial officer

By:
Print Name:
	Name:	David Kuo
	Title:	Vice President, General Counsel and Secretary

30

EXHIBIT B

Term Note

(See attached.)

31

Borrower:	Applied Optoelectronics, Inc.		Note Number: 00003
Account Number	9700029240	BB&T
ADDRESS:	1319 Jess Pirtle Blvd		Sugar Land , Texas
Sugar Land, Texas 77478
		PROMISSORY NOTE	Date: March 30, 2018

APPLIED OPTOELECTRONICS, INC. (whether one or more, the “Borrower”) HEREBY REPRESENTS THAT THE LOAN EVIDENCED BY THIS PROMISSORY NOTE (“Note”) IS BEING OBTAINED FOR BUSINESS/COMMERCIAL OR AGRICULTURAL PURPOSES AND NOT FOR PERSONAL, FAMILY, OR HOUSEHOLD PURPOSES. For value received, Borrower, jointly and severally if more than one, promises to pay to BRANCH BANKING AND TRUST COMPANY, a North Carolina banking corporation (including its successors and assigns, hereinafter referred to as “Bank”), or order, at any of Bank’s offices in the above referenced city (or such other place or places that may be hereafter designated by Bank), the sum of Twenty-Six Million and no/100 Dollars ($26,000,000.00), or such lesser amount outstanding at maturity, in immediately available currency of the United States of America.

☐ Borrower shall pay a prepayment fee as set forth in the Prepayment Fee Addendum attached to this Note.

Interest shall accrue from the date hereof on the unpaid balance outstanding from time to time at the:

☐	Fixed rate of ____% per annum.
☐	Variable rate of the Bank's Prime Rate plus ____% per annum to be adjusted ____ as the Bank's Prime Rate changes. If checked here ☐, the interest rate will not exceed a(n) ☐ fixed ☐average maximum rate of ___% or a ☐ floating maximum rate of the greater of ___% or the Bank's Prime Rate; and the interest rate will not decrease below a fixed minimum rate of ___%. If an average maximum rate is specified, a determination of any required reimbursement of interest by Bank will be made: ☐ when the Promissory Note is repaid in full by Borrower ☐ annually beginning on ____.
☐	Fixed rate of ____% per annum through ____ which automatically converts on ____ to a variable rate equal to Bank’s Prime Rate plus ____% per annum which shall be adjusted ____ as such Prime Rate changes.
☒	The Adjusted LIBOR Rate as more specifically described in the Addendum to Note attached hereto and incorporated herein.

Principal and interest are payable as follows:

☐	Principal (plus any accrued interest not otherwise scheduled herein) is due in full at maturity on __________.
☒	Payable in consecutive monthly installments of ☐ Principal ☒ Principal and Interest commencing on May 1, 2018, and continued on the same day of each calendar period thereafter, in seventy-one (71) equal principal payments of $179,166.67, together with accrued interest, with one final payment of all remaining principal and accrued interest due on April 1, 2024.

☒	Accrued interest is payable ____ commencing on ____, and continuing on the same day of each calendar period thereafter, with one final payment of all remaining interest due on _____________..
☒	Bank reserves the right in its sole discretion to adjust the fixed payment due hereunder monthly on the first day of the calendar month and continuing on the same day of each calendar period thereafter, in order to maintain an amortization period of no more than one hundred twenty (120) months from the date of this Note. Borrower understands the payment may increase if interest rates increase.
☐	This Note evidences a revolving line of credit and advances under this Note, as well as directions for payment from Borrower’s accounts, may be requested orally or in writing by Borrower. Bank may, but need not, require that all oral requests be confirmed in writing. Borrower agrees to be liable for all sums either (i) advanced in accordance with the instructions of an authorized person or (ii) credited to any of Borrower’s accounts maintained with Bank. Prior to an Event of Default (as defined in the Loan Agreement, as hereinafter defined), Borrower may borrow, repay, and reborrow pursuant to the terms of the Loan Agreement, if any, as hereinafter defined.
☒	Borrower hereby authorizes Bank to automatically draft from its demand deposit or savings account(s) maintained with Bank or another bank, any payment(s), including late fees and other fees and charges due under this Note on the date(s) due. Borrower shall provide appropriate account number(s) for account(s) at Bank or another bank.
☐	____.

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Borrower shall pay to Bank, or order, a late fee in the amount of five percent (5.0%) of any installment past due for ten (10) or more days after written notice is received by Borrower regarding same. When any installment payment is past due for ten (10) or more days, subsequent payments shall first be applied to the past due balance. In addition, Borrower shall pay to Bank a returned payment fee (currently $25.00) if Borrower or any other obligor hereon makes any payment at any time by check or other instrument, or by any electronic means, which is returned to Bank because of nonpayment due to nonsufficient funds. Bank shall not be obligated to accept any check, money order, or other payment instrument marked “payment in full” on any disputed amount due hereunder, and Bank expressly reserves the right to reject all such payment instruments. Borrower agrees that tender of its check or other payment instrument so marked will not satisfy or discharge its obligation under this Note, disputed or otherwise, even if such check or payment instrument is inadvertently processed by Bank unless such payment is in fact sufficient to pay the amount due hereunder.

All interest shall be computed and charged for the actual number of days elapsed on the basis of a year consisting of three hundred sixty (360) days. In the event periodic accruals of interest shall exceed any periodic fixed payment amount described above, the fixed payment amount shall be immediately increased, or additional supplemental interest payments required on the same periodic basis as specified above (increased fixed payments or supplemental payments to be determined in Bank’s sole discretion), in such amounts and at such times as shall be necessary to pay all accruals of interest for the period and all accruals of unpaid interest from previous periods. Such adjustments to the fixed payment amount or supplemental payments shall remain in effect for so long as any interest accruals shall exceed the original fixed payment amount and shall be further adjusted upward or downward to reflect changes in any variable interest rate based on an index such as Bank’s Prime Rate or the One Month LIBOR; provided that unless elected otherwise above, the fixed payment amount shall not be reduced below the original fixed payment amount. However, Bank shall have the right, in its sole discretion, to lower the fixed payment amount below the original payment amount.

The term “Prime Rate,” if used herein, means the rate of interest per annum announced by Bank from time to time and adopted as its Prime Rate at its executive offices in Winston-Salem, North Carolina. The Prime Rate is one of several rate indexes employed by Bank when extending credit, and not necessarily the lowest rate. Any change in the interest rate resulting from a change in Bank’s Prime Rate shall become effective as of the opening of business on the effective date of the change.

This Note is executed and delivered by Borrower in connection with the following agreements (if any) between Borrower or other parties owning collateral and Bank:

Texas Deed of Trust and Security Agreement granted in favor of Bank as beneficiary:

☒ dated as of March 30, 2018 in the maximum principal amount of $21,500,000.00, executed by Borrower (as at any time amended, restated, supplemented or otherwise modified, the “Deed of Trust”)

Assignment of Leases and Rents granted in favor of Bank as assignee:

☒ dated as of March 30, 2018, executed by Borrower

Security Agreement(s) granting a security interest to Bank:

☒ dated September 28, 2017, given by Borrower, as amended by that certain First Amendment to Loan Agreement and First Amendment to Security Agreement dated of even date herewith, executed by Borrower.

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☐ dated _______, given by _________

☐ Securities Account Pledge and Security Agreement dated ____________, executed by _____________.

☐ Control Agreement(s) dated _________, covering ☐ Deposit Account(s) ☐Investment Property

☐ Letter of Credit Rights ☐ Electronic Chattel Paper

☐ Assignment of Certificate of Deposit, Security Agreement, and Power of Attorney (for Certificated Certificates of Deposit) dated ____, executed by ____.

☐ Assignment of Deposit Account dated ______, executed by ______.

☐ Pledge and Security Agreement for Publicly Traded Certificated Securities dated ____, executed by ______.

☐ Assignment of Life Insurance Policy as Collateral dated ____, executed by ____.

☒ Loan Agreement and Schedules, if any, dated September 28, 2017, executed by☒ Borrower and ☐ Guarantor(s), as amended by that certain First Amendment to Loan Agreement and First Amendment to Security Agreement dated of even date herewith, executed by Borrower (and as at any time further amended, restated, supplemented or otherwise modified, the “Loan Agreement”).

☒ Trademark Security Agreement dated September 28, 2017, executed by Borrower.

☒ Patent Security Agreement dated September 28, 2017, executed by Borrower.

All of the terms, conditions and covenants of the above described agreements (the “Agreements”) are expressly made a part of this Note by reference in the same manner and with the same effect as if set forth herein at length, and Bank is entitled to the benefits of and remedies provided in the Agreements and any other related document given by Borrower, any guarantor or any pledgor in favor of Bank. In addition to Bank’s right of setoff and to any liens and security interests granted to Bank in the Agreements, Borrower hereby grants to Bank a security interest in all of its deposit accounts maintained with Bank, which shall serve as collateral for the indebtedness and obligations evidenced by this Note.

Borrower agrees that the only interest charge is the interest actually stated in this Note, and that any loan or origination fee shall be deemed charges rather than interest, which charges are fully earned and non-refundable. It is further agreed that any late charges are not a charge for the use of money but are imposed to compensate Bank for some of the administrative services, costs and losses associated with any delinquency or default under this Note, and such charges shall be fully earned and non-refundable when accrued. All other charges imposed by Bank upon Borrower in connection with this Note and the loan including, without limitation, any commitment fees, loan fees, facility fees, origination fees, discount points, default and late charges, prepayment fees, reasonable attorneys’ fees and reimbursements for costs and expenses paid by Bank to third parties or for damages incurred by Bank are and shall be deemed to be charges made to compensate Bank for underwriting and administrative services and costs, other services, and costs or losses incurred or to be incurred by Bank in connection with this Note and the loan and shall under no circumstances be deemed to be charges for the use of money. All such charges shall be fully earned and non-refundable when due. Time is of the essence of this Note.

No delay or omission on the part of Bank or other holder hereof in exercising any right hereunder shall operate as a waiver of such right or of any other right of such holder, nor shall any delay, omission or waiver on any one occasion be deemed a bar to or waiver of the same or of any other right on any future occasion. Each Borrower regardless of the time, order or place of signing waives presentment, demand, protest and notices of every kind and assents to any one or more extensions or postponements of the time of payment or any other indulgences, to any substitutions, exchanges or releases of collateral by Bank, and to the additions or releases of any other parties or persons primarily or secondarily liable herefor.

Upon an Event of Default (as defined in the Loan Agreement), in addition to Bank’s rights set forth in the Loan Agreement, Deed of Trust and other Loan Documents (as defined in the Loan Agreement), Bank may, at its option and subject to any applicable notice period (i) cease making advances or disbursements; (ii) advance funds necessary to remedy any default or pay any lien filed against any of the collateral; (iii) take possession of the collateral or any part thereof; (iv) foreclose Bank’s security interest and/or lien on any collateral in accordance with applicable law; (v) make demand upon any or all guarantors; and (vi) exercise any other right or remedy which Bank has under this Note or any related documents or which is otherwise available at law or in equity. All of Bank’s rights and remedies shall be cumulative and may be exercised singularly or concurrently. Any election by Bank to pursue any remedy shall not exclude the right to pursue any other remedy unless expressly prohibited by law, and any election by Bank to make expenditures or to take action to perform an obligation of Borrower, or of any Obligor, shall not affect Bank’s right to declare a default and exercise its rights and remedies. In addition, upon default, Bank may pursue its full legal remedies under the Agreements and other remedies at law or equity, and the balance due hereunder may be charged against any obligation of Bank to any party including any Obligor.

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From and after any Event of Default, interest shall accrue on the sum of the principal balance then outstanding at the rate of fifteen percent (15.0%) per annum (“Default Rate”) until such principal and interest have been paid in full, provided that such rate shall not exceed at any time the highest rate of interest permitted by the laws of the State of Texas; and further provided that such rate shall apply after judgment. If this Note is placed with an attorney for collection, Borrower agrees to pay, in addition to principal, interest, and late fees, if any, all costs of collection, including but not limited to all reasonable attorneys’ fees incurred by Bank, whether or not there is a lawsuit, expenses for bankruptcy proceedings (including efforts to modify or vacate any automatic stay or injunction), appeals, and any court costs.

To the maximum extent permitted by applicable law, Borrower hereby waives all rights, remedies, claims, and defenses based upon or related to Sections 51.003, 51.004, and 51.005 of the Texas Property Code, to the extent the same pertain or may pertain to any enforcement of this Note.

Unless otherwise required under the Loan Agreement, if applicable, and as long as any indebtedness evidenced by this Note remains outstanding or as long as Bank remains obligated to make advances, each Borrower shall furnish annually an updated financial statement in a form satisfactory to Bank, which, when delivered shall be the property of Bank.

All obligations of Borrower shall bind his heirs, executors, administrators, successors, and/or assigns. Use of the masculine pronoun herein shall include the feminine and the neuter, and also the plural. If more than one party shall execute this Note, the term “Borrower” as used herein shall mean all the parties signing this Note and each of them, and all such parties shall be jointly and severally obligated hereunder. Wherever possible, each provision of this Note shall be interpreted in such a manner to be effective and valid under applicable law, but if any provision of this Note shall be prohibited by or invalid under such law, such provision shall be ineffective but only to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Note. Each Borrower hereby waives all exemptions and homestead laws. The proceeds of the loan evidenced by this Note may be paid to any Borrower. This Note may be executed in any number of counterparts, each of which shall be an original but all of which taken together shall constitute one and the same instrument.

From time to time the maturity date of this Note may be extended, or this Note may be renewed in whole or in part, or a new note of different form may be substituted for this Note, or the rate of interest may be modified, or changes may be made in consideration of loan extensions, and Bank may, from time to time, waive or surrender, either in whole or in part any rights, guaranties, security interests or liens, given for the benefit of Bank in connection with the payment and the securing of payment of this Note; but no such occurrence shall in any manner affect, limit, modify, or otherwise impair any rights, guaranties or security of Bank not specifically waived, released, or surrendered in writing, nor shall Borrower or any Obligor be released from liability by reason of the occurrence of any such event. Bank, from time to time, shall have the unlimited right to release any person who might be liable hereunder, and such release shall not affect or discharge the liability of any other person who is or might be liable hereunder. No waivers and modifications shall be valid unless in writing and signed by Bank. Bank may, at its option, charge any reasonable fees for the modification, renewal, extension, or amendment of any of the terms of this Note not prohibited by applicable law. In case of a conflict between the terms of this Note and any Loan Agreement executed in connection herewith, the priority of controlling terms shall be first this Note, then the Loan Agreement. This Note shall be governed by and construed in accordance with the laws of the State of Texas.

Any legal action with respect to the indebtedness evidenced by this Note may be brought in the courts of the State of Texas and County of Harris or in the appropriate United States District Court situated in Texas, and Borrower hereby accepts and unconditionally submits to the jurisdiction of such courts. Borrower hereby waives any objection to the laying of venue based on the grounds of forum non conveniens with respect thereto.

REQUIRED INFORMATION FOR A NEW LOAN. To help the government fight the funding of terrorism and money laundering activities, federal law requires Bank to obtain, verify and record information that identifies each person or entity obtaining a loan including Borrower’s legal name, address, tax identification number, date of birth, driver’s license, organizational documents or other identifying documents. Failure to provide the required information will result in a violation of the U.S. Patriot Act and will constitute a default under this instrument. In addition, no Borrower, any of its affiliates, or any of their respective directors, officers, managers, partners, or any other authorized representatives is named as a “Specially Designated National and Blocked Person”, on the list published by the U.S. Department of the Treasury Office of Foreign Assets Control (OFAC) at its official website.

UNLESS EXPRESSLY PROHIBITED BY APPLICABLE LAW, BORROWER AND BANK HEREBY WAIVE THE RIGHT TO TRIAL BY JURY OF ANY MATTERS OR CLAIMS ARISING OUT OF THIS NOTE, ANY OF THE LOAN DOCUMENTS EXECUTED IN CONNECTION HEREWITH OR OUT OF THE CONDUCT OF THE RELATIONSHIP BETWEEN BORROWER AND BANK, IN EACH CASE WHETHER SOUNDING IN CONTRACT OR TORT OR OTHERWISE. BORROWER AND BANK AGREE AND CONSENT THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY, AND THAT BORROWER OR BANK MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS PARAGRAPH WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF BANK AND BORROWER TO THE WAIVER OF ITS RIGHT TO TRIAL BY JURY. THIS PROVISION IS A MATERIAL INDUCEMENT FOR BANK TO MAKE THE LOAN AND BORROWER TO ENTER INTO THIS AGREEMENT. FURTHER, BORROWER HEREBY CERTIFIES THAT NO REPRESENTATIVE OR AGENT OF BANK, NOR BANK’S COUNSEL, HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT BANK WOULD NOT SEEK TO ENFORCE THIS WAIVER OF RIGHT TO JURY TRIAL PROVISION. NO REPRESENTATIVE OR AGENT OF BANK, NOR BANK’S COUNSEL, HAS THE AUTHORITY TO WAIVE, CONDITION OR MODIFY THIS PROVISION. BORROWER AND BANK EACH ACKNOWLEDGE THAT IT HAS HAD THE OPPORTUNITY TO CONSULT WITH COUNSEL REGARDING THIS PARAGRAPH, THAT IT FULLY UNDERSTANDS ITS TERMS, CONTENT AND EFFECT, AND THAT IT VOLUNTARILY AND KNOWINGLY AGREES TO THE TERMS OF THIS PARAGRAPH.

(SIGNATURES ON FOLLOWING PAGE)

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BB&T

PROMISSORY NOTE SIGNATURE PAGE

Borrower: Applied Optoelectronics, Inc.
Account Number: 9700029240	Note Number: 00003
Note Amount: $21,500,000.00	Date: March 30, 2018

IN WITNESS WHEREOF, Borrower, on the day and year first written above, has executed, or caused this Note to be executed by its authorized officer or representative. Borrower acknowledges receipt of a completed copy of this Note.

APPLIED OPTOELECTRONICS, INC.
Name of Corporation
WITNESS:
By:
Print Name:
	Name:	Stefan Murry
	Title:	Chief Financial officer

By:
Print Name:
	Name:	David Kuo
	Title:	Vice President, General Counsel and Secretary

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BB&T

ADDENDUM TO PROMISSORY NOTE

BB&T Account No. 9700029240

THIS ADDENDUM TO PROMISSORY NOTE (“Addendum”) is hereby made a part of the Promissory Note dated as of March 30, 2018, from APPLIED OPTOELECTRONICS, INC. (“Borrower”) payable to the order of BRANCH BANKING AND TRUST COMPANY (“Bank”) in the principal amount of $26,000,000.00 (including all renewals, extensions, modifications and substitutions thereof, the “Note”).

I. DEFINITIONS.

1.1                Adjusted LIBOR Rate means a rate of interest per annum, which shall be adjusted monthly on the first day of each LIBOR Interest Period, equal to the sum obtained (rounded upwards, if necessary, to the next higher 1/16th of 1.0%) by adding (i) the One Month LIBOR plus (ii) the Applicable Margin. The Adjusted LIBOR Rate shall be adjusted for any change in the LIBOR Reserve Percentage so that Bank shall receive the same yield. The interest rate will in no instance exceed the maximum rate permitted by applicable law and if checked here ☐ the interest rate will not decrease below a fixed minimum rate of ____%. If checked here ☐ the interest rate will not exceed a fixed maximum rate of ____% or ☐ an average maximum rate of ____%. If an average maximum rate is specified, a determination of any required reimbursement of interest by Bank will be made: ☐ when the Note is repaid in full by Borrower or ☐ annually beginning on ____. If the loan has been repaid prior to this date, no reimbursement will be made.

1.2                Applicable Margin means the margin set forth below, as determined by Borrower’s ratio of Funded Debt to EBITDA (in each case, as defined in that certain Loan Agreement dated September 28, 2017, between Borrower and Bank (as at any time amended, restated, supplemented or otherwise modified, the “Loan Agreement”):.

Level	Funded Debt to EBITDA Ratio	Term Loan Margin
I	< 1.0 to 1.0	1.15%
II	> 1.0 to 1 < 2.0 to 1.0	1.45%
III	> 2.0 to 1.0	2.00%

Until April 30, 2018, the margin shall be determined as if Level I were applicable. Thereafter, the margin shall be subject to increase or decrease by Bank on the first day of each LIBOR Interest Period. If Bank is unable to calculate the Funded Debt to EBITDA ratio for a fiscal quarter due to Borrower’s failure to deliver any financial statements when required under the Loan Agreement, then, at the option of Bank, the margin shall be determined as if Level III were applicable until the first day of the calendar month following its receipt of such financial statements. If, for any reason (including inaccurate reporting by Borrower), it is determined that a higher Applicable Margin should have applied to a period than was actually applied, then the proper margin shall be applied retroactively and Borrower shall immediately pay to Bank an amount equal to the difference between the amount of interest and fees that would have accrued using the proper margin and the amount actually paid. If, for any reason (excluding inaccurate reporting by Borrower and any other reason attributable to Borrower), it is determined that a lower Applicable Margin should have applied to the most recent fiscal quarter then ending than was actually applied, then the proper margin shall be applied retroactively (solely with respect to such most recent fiscal quarter then ending) and Borrower may credit against its next payment an amount equal to the difference between the amount of interest and fees that would have accrued during such most recent fiscal quarter then ending using the proper margin and the amount actually paid during such most recent fiscal quarter then ending.

1.3                Business Day means a day other than a Saturday, Sunday, legal holiday or any other day when the Bank is authorized or required by applicable law to be closed.

1.4                LIBOR Advance means the advances made by Bank to Borrower evidenced by this Note upon which the Adjusted LIBOR Rate of interest shall apply.

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1.5                LIBOR Interest Period means the period, as may be elected by the Borrower applicable to any LIBOR Advance, commencing on the date the Note is first made (or the date of any subsequent LIBOR addendum to the Note) and (i) if adjusted monthly, ending on the day that is immediately prior to the numerically corresponding day of each month thereafter or (ii) if adjusted quarterly, ending on the day that is immediately prior to the numerically corresponding day of each quarter thereafter; provided that:

(a)    any LIBOR Interest Period which would otherwise end on a day which is not a Business Day shall be extended to the next succeeding Business Day unless such Business Day falls in another calendar month, in which case such LIBOR Interest Period shall end on the next preceding Business Day; and

(b)   any LIBOR Interest Period which begins on a day for which there is no numerically corresponding day in a subsequent month if adjusted monthly or in a subsequent quarter if adjusted quarterly, shall end on the last Business Day of each subsequent month if adjusted monthly or on the last Business Day of each subsequent quarter if adjusted quarterly.

1.6                LIBOR Reserve Percentage means the maximum aggregate rate at which reserves (including, without limitation, any marginal supplemental or emergency reserves) are required to be maintained under Regulation D by member banks of the Federal Reserve System with respect to dollar funding in the London interbank market. Without limiting the effect of the foregoing, the LIBOR Reserve Percentage shall reflect any other reserves required to be maintained by such member banks by reason of any applicable regulatory change against (i) any category of liability which includes deposits by reference to which the Adjusted LIBOR Rate is to be determined or (ii) any category of extensions of credit or other assets related to LIBOR.

1.7                One Month LIBOR means the average rate quoted by Bloomberg Finance L.P., or any quoting service or commonly available source utilized by the Bank, on the determination date for deposits in U. S. Dollars offered in the London interbank market for one month determined at approximately 11:00 am London time two (2) Business Days prior to the commencement of the applicable LIBOR Interest Period; provided that if the above method for determining one month LIBOR shall not be available, the rate quoted in The Wall Street Journal, or a rate determined by a substitute method of determination agreed on by Borrower and Bank; provided, if such agreement is not reached within a reasonable period of time (in Bank's reasonable judgment), a rate reasonably determined by Bank in its sole discretion as a rate being paid, as of the determination date, by first class banking organizations (as determined by Bank) in the London interbank market for U. S. Dollar deposits; and provided further that if One Month LIBOR determined as provided above would be less than zero percent (0%), then One Month LIBOR shall be deemed to be zero percent (0%).

1.8                Standard Rate means, for any day, a rate per annum equal to the Prime Rate Equivalent (as defined in the Loan Agreement), and each change in the Standard Rate shall be effective on the date any change in the Prime Rate is publicly announced as being effective.

II. LOAN BEARING ADJUSTED LIBOR RATE

2.1                Application of Adjusted LIBOR Rate. The Adjusted LIBOR Rate shall apply to the entire principal balance outstanding of a LIBOR Advance for any LIBOR Interest Period.

2.2 Adjusted LIBOR Based Rate Protections.

(a)                 Inability to Determine Rate. In the event that Bank shall have determined, which determination shall be final, conclusive and binding, that by reason of circumstances occurring after the date of this Note affecting the London interbank market, adequate and fair means do not exist for ascertaining the One Month LIBOR on the basis provided for in this Note, Bank shall give notice (by telephone confirmed in writing (which may be delivered by electronic means)) to Borrower of such determination, whereupon (i) no LIBOR Advance shall be made until Bank notifies Borrower that the circumstances giving rise to such notice no longer exist, and (ii) any request by Borrower for a LIBOR Advance shall be deemed to be a request for an advance at the Standard Rate.

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(b)                 Illegality; Impracticability. In the event that Bank shall determine, which determination shall be final, conclusive and binding, that the making, maintaining or continuance of any portion of a LIBOR Advance (i) has become unlawful as a result of compliance by Bank with any law, treaty, governmental rule, regulation, guideline or order (or would conflict with any of the same not having the force of law even though the failure to comply therewith would not be unlawful) or (ii) has become impracticable, or would cause Bank material hardship, as a result of contingencies occurring after the date of this Note materially and adversely affect the London interbank market or Bank's ability to make LIBOR Advances generally, then, and in any such event, Bank shall give notice (by telephone confirmed in writing (which may be delivered by electronic means)) to Borrower of such determination. Thereafter, (x) the obligation of Bank to make any LIBOR Advances or to convert any portion of the loan to a LIBOR Advance shall be suspended until such notice shall be withdrawn by Bank, and (y) any request by Borrower for a LIBOR Advance shall be deemed to be a request for an advance at the Standard Rate.

APPLIED OPTOELECTRONICS, INC.
Name of Corporation
WITNESS:
By:
Print Name:
	Name:	Stefan Murry
	Title:	Chief Financial officer

By:
Print Name:
	Name:	David Kuo
	Title:	Vice President, General Counsel and Secretary

39

EXHIBIT C

CapEx Note

(See attached.)

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Borrower:	Applied Optoelectronics, Inc.		Note Number: 00005
Account Number	9700029240	BB&T
ADDRESS:	1319 Jess Pirtle Blvd		Sugar Land , Texas
Sugar Land, Texas 77478
		PROMISSORY NOTE	Date: March 30, 2018

APPLIED OPTOELECTRONICS, INC. (whether one or more, the “Borrower”) HEREBY REPRESENTS THAT THE LOAN EVIDENCED BY THIS PROMISSORY NOTE (“Note”) IS BEING OBTAINED FOR BUSINESS/COMMERCIAL OR AGRICULTURAL PURPOSES AND NOT FOR PERSONAL, FAMILY, OR HOUSEHOLD PURPOSES. For value received, Borrower, jointly and severally if more than one, promises to pay to BRANCH BANKING AND TRUST COMPANY, a North Carolina banking corporation (including its successors and assigns, hereinafter referred to as “Bank”), or order, at any of Bank’s offices in the above referenced city (or such other place or places that may be hereafter designated by Bank), the sum of Twenty-Six Million and no/100 Dollars ($26,000,000.00), or such lesser amount outstanding at maturity, in immediately available currency of the United States of America.

☐ Borrower shall pay a prepayment fee as set forth in the Prepayment Fee Addendum attached to this Note.

Interest shall accrue from the date hereof on the unpaid balance outstanding from time to time at the:

☐	Fixed rate of ____% per annum.
☐	Variable rate of the Bank's Prime Rate plus ____% per annum to be adjusted ____ as the Bank's Prime Rate changes. If checked here ☐, the interest rate will not exceed a(n) ☐ fixed ☐average maximum rate of ___% or a ☐ floating maximum rate of the greater of ___% or the Bank's Prime Rate; and the interest rate will not decrease below a fixed minimum rate of ___%. If an average maximum rate is specified, a determination of any required reimbursement of interest by Bank will be made: ☐ when the Promissory Note is repaid in full by Borrower ☐ annually beginning on ____.
☐	Fixed rate of ____% per annum throught ____ which automatically converts on ____ to a variable rate equal to Bank’s Prime Rate plus ____% per annum which shall be adjusted ____ as such Prime Rate changes.
☒	The Adjusted LIBOR Rate as more specifically described in the Addendum to Note attached hereto and incorporated herein.

Principal and interest are payable as follows:

☐	Principal (plus any accrued interest not otherwise scheduled herein) is due in full at maturity on __________.
☒	Payable in consecutive monthly installments of ☐ Principal ☒ Principal and Interest commencing on the one-month anniversary of such CapEx Loan Advance, and continued on the same day of each calendar period thereafter, in fifty-nin (59) equal payments, each in an amount equal to 1/59th of the aggregate amount of such CapEx Loan Advance, with one final payment of all remaining principal and accrued interest due on the fifth (5th) anniversary of such CapEx Loan Advance.

☒	Accrued interest is payable ____ commencing on ____, and continuing on the same day of each calendar period thereafter, with one final payment of all remaining interest due on _____________..
☒	Bank reserves the right in its sole discretion to adjust the fixed payment due hereunder with respect to such CapEx Loan Advance monthly on the one-month anniversary of such CapEx Loan Advance and continuing on the same day of each calendar period thereafter, in order to maintain an amortization period of no more than sixty (60) months from the date of this Note. Borrower understands the payment may increase if interest rates increase.
☐	This Note evidences a revolving line of credit and advances under this Note, as well as directions for payment from Borrower’s accounts, may be requested orally or in writing by Borrower. Bank may, but need not, require that all oral requests be confirmed in writing. Borrower agrees to be liable for all sums either (i) advanced in accordance with the instructions of an authorized person or (ii) credited to any of Borrower’s accounts maintained with Bank. Prior to an Event of Default (as defined in the Loan Agreement, as hereinafter defined), Borrower may borrow, repay, and reborrow pursuant to the terms of the Loan Agreement, if any, as hereinafter defined.
☒	Borrower hereby authorizes Bank to automatically draft from its demand deposit or savings account(s) maintained with Bank or another bank, any payment(s), including late fees and other fees and charges due under this Note on the date(s) due. Borrower shall provide appropriate account number(s) for account(s) at Bank or another bank.
☐	____.

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Borrower shall pay to Bank, or order, a late fee in the amount of five percent (5.0%) of any installment past due for ten (10) or more days after written notice is received by Borrower regarding same. When any installment payment is past due for ten (10) or more days, subsequent payments shall first be applied to the past due balance. In addition, Borrower shall pay to Bank a returned payment fee (currently $25.00) if Borrower or any other obligor hereon makes any payment at any time by check or other instrument, or by any electronic means, which is returned to Bank because of nonpayment due to nonsufficient funds. Bank shall not be obligated to accept any check, money order, or other payment instrument marked “payment in full” on any disputed amount due hereunder, and Bank expressly reserves the right to reject all such payment instruments. Borrower agrees that tender of its check or other payment instrument so marked will not satisfy or discharge its obligation under this Note, disputed or otherwise, even if such check or payment instrument is inadvertently processed by Bank unless such payment is in fact sufficient to pay the amount due hereunder.

All interest shall be computed and charged for the actual number of days elapsed on the basis of a year consisting of three hundred sixty (360) days. In the event periodic accruals of interest shall exceed any periodic fixed payment amount described above, the fixed payment amount shall be immediately increased, or additional supplemental interest payments required on the same periodic basis as specified above (increased fixed payments or supplemental payments to be determined in Bank’s sole discretion), in such amounts and at such times as shall be necessary to pay all accruals of interest for the period and all accruals of unpaid interest from previous periods. Such adjustments to the fixed payment amount or supplemental payments shall remain in effect for so long as any interest accruals shall exceed the original fixed payment amount and shall be further adjusted upward or downward to reflect changes in any variable interest rate based on an index such as Bank’s Prime Rate or the One Month LIBOR; provided that unless elected otherwise above, the fixed payment amount shall not be reduced below the original fixed payment amount. However, Bank shall have the right, in its sole discretion, to lower the fixed payment amount below the original payment amount.

The term “Prime Rate,” if used herein, means the rate of interest per annum announced by Bank from time to time and adopted as its Prime Rate at its executive offices in Winston-Salem, North Carolina. The Prime Rate is one of several rate indexes employed by Bank when extending credit, and not necessarily the lowest rate. Any change in the interest rate resulting from a change in Bank’s Prime Rate shall become effective as of the opening of business on the effective date of the change.

This Note is executed and delivered by Borrower in connection with the following agreements (if any) between Borrower or other parties owning collateral and Bank:

Texas Deed of Trust and Security Agreement granted in favor of Bank as beneficiary:

☒ dated as of March 30, 2018 in the maximum principal amount of $21,500,000.00, executed by Borrower (as at any time amended, restated, supplemented or otherwise modified, the “Deed of Trust”)

Assignment of Leases and Rents granted in favor of Bank as assignee:

☒ dated as of March 30, 2018, executed by Borrower

☒ Security Agreement dated September 28, 2017, given by Borrower, as amended by that certain First Amendment to Loan Agreement and First Amendment to Security Agreement dated of even date herewith, executed by Borrower.

☐ Securities Account Pledge and Security Agreement dated ____________, executed by _____________.

☐ Control Agreement(s) dated _________, covering ☐ Deposit Account(s) ☐Investment Property

☐ Letter of Credit Rights ☐ Electronic Chattel Paper

☐ Assignment of Certificate of Deposit, Security Agreement, and Power of Attorney (for Certificated Certificates of Deposit) dated ____, executed by ____.

☐ Assignment of Deposit Account dated ______, executed by ______.

☐ Pledge and Security Agreement for Publicly Traded Certificated Securities dated ____, executed by ______.

☐ Assignment of Life Insurance Policy as Collateral dated ____, executed by ____.

☒ Loan Agreement and Schedules, if any, dated September 28, 2017, executed by☒ Borrower and ☐ Guarantor(s), as amended by that certain First Amendment to Loan Agreement and First Amendment to Security Agreement dated of even date herewith, executed by Borrower (and as at any time further amended, restated, supplemented or otherwise modified, the “Loan Agreement”).

☒ Trademark Security Agreement dated September 28, 2017, executed by Borrower.

☒ Patent Security Agreement dated September 28, 2017, executed by Borrower.

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All of the terms, conditions and covenants of the above described agreements (the “Agreements”) are expressly made a part of this Note by reference in the same manner and with the same effect as if set forth herein at length, and Bank is entitled to the benefits of and remedies provided in the Agreements and any other related document given by Borrower, any guarantor or any pledgor in favor of Bank. In addition to Bank’s right of setoff and to any liens and security interests granted to Bank in the Agreements, Borrower hereby grants to Bank a security interest in all of its deposit accounts maintained with Bank, which shall serve as collateral for the indebtedness and obligations evidenced by this Note.

Borrower agrees that the only interest charge is the interest actually stated in this Note, and that any loan or origination fee shall be deemed charges rather than interest, which charges are fully earned and non-refundable. It is further agreed that any late charges are not a charge for the use of money but are imposed to compensate Bank for some of the administrative services, costs and losses associated with any delinquency or default under this Note, and such charges shall be fully earned and non-refundable when accrued. All other charges imposed by Bank upon Borrower in connection with this Note and the loan including, without limitation, any commitment fees, loan fees, facility fees, origination fees, discount points, default and late charges, prepayment fees, reasonable attorneys’ fees and reimbursements for costs and expenses paid by Bank to third parties or for damages incurred by Bank are and shall be deemed to be charges made to compensate Bank for underwriting and administrative services and costs, other services, and costs or losses incurred or to be incurred by Bank in connection with this Note and the loan and shall under no circumstances be deemed to be charges for the use of money. All such charges shall be fully earned and non-refundable when due. Time is of the essence of this Note.

No delay or omission on the part of Bank or other holder hereof in exercising any right hereunder shall operate as a waiver of such right or of any other right of such holder, nor shall any delay, omission or waiver on any one occasion be deemed a bar to or waiver of the same or of any other right on any future occasion. Each Borrower regardless of the time, order or place of signing waives presentment, demand, protest and notices of every kind and assents to any one or more extensions or postponements of the time of payment or any other indulgences, to any substitutions, exchanges or releases of collateral by Bank, and to the additions or releases of any other parties or persons primarily or secondarily liable herefor.

Upon an Event of Default (as defined in the Loan Agreement), in addition to Bank’s rights set forth in the Loan Agreement, Deed of Trust and other Loan Documents (as defined in the Loan Agreement), Bank may, at its option and subject to any applicable notice period (i) cease making advances or disbursements; (ii) advance funds necessary to remedy any default or pay any lien filed against any of the collateral; (iii) take possession of the collateral or any part thereof; (iv) foreclose Bank’s security interest and/or lien on any collateral in accordance with applicable law; (v) make demand upon any or all guarantors; and (vi) exercise any other right or remedy which Bank has under this Note or any related documents or which is otherwise available at law or in equity. All of Bank’s rights and remedies shall be cumulative and may be exercised singularly or concurrently. Any election by Bank to pursue any remedy shall not exclude the right to pursue any other remedy unless expressly prohibited by law, and any election by Bank to make expenditures or to take action to perform an obligation of Borrower, or of any Obligor, shall not affect Bank’s right to declare a default and exercise its rights and remedies. In addition, upon default, Bank may pursue its full legal remedies under the Agreements and other remedies at law or equity, and the balance due hereunder may be charged against any obligation of Bank to any party including any Obligor.

From and after any Event of Default, interest shall accrue on the sum of the principal balance then outstanding at the rate of fifteen percent (15.0%) per annum (“Default Rate”) until such principal and interest have been paid in full, provided that such rate shall not exceed at any time the highest rate of interest permitted by the laws of the State of Texas; and further provided that such rate shall apply after judgment. If this Note is placed with an attorney for collection, Borrower agrees to pay, in addition to principal, interest, and late fees, if any, all costs of collection, including but not limited to all reasonable attorneys’ fees incurred by Bank, whether or not there is a lawsuit, expenses for bankruptcy proceedings (including efforts to modify or vacate any automatic stay or injunction), appeals, and any court costs.

To the maximum extent permitted by applicable law, Borrower hereby waives all rights, remedies, claims, and defenses based upon or related to Sections 51.003, 51.004, and 51.005 of the Texas Property Code, to the extent the same pertain or may pertain to any enforcement of this Note.

Unless otherwise required under the Loan Agreement, if applicable, and as long as any indebtedness evidenced by this Note remains outstanding or as long as Bank remains obligated to make advances, each Borrower shall furnish annually an updated financial statement in a form satisfactory to Bank, which, when delivered shall be the property of Bank.

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All obligations of Borrower shall bind his heirs, executors, administrators, successors, and/or assigns. Use of the masculine pronoun herein shall include the feminine and the neuter, and also the plural. If more than one party shall execute this Note, the term “Borrower” as used herein shall mean all the parties signing this Note and each of them, and all such parties shall be jointly and severally obligated hereunder. Wherever possible, each provision of this Note shall be interpreted in such a manner to be effective and valid under applicable law, but if any provision of this Note shall be prohibited by or invalid under such law, such provision shall be ineffective but only to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Note. Each Borrower hereby waives all exemptions and homestead laws. The proceeds of the loan evidenced by this Note may be paid to any Borrower. This Note may be executed in any number of counterparts, each of which shall be an original but all of which taken together shall constitute one and the same instrument.

From time to time the maturity date of this Note may be extended, or this Note may be renewed in whole or in part, or a new note of different form may be substituted for this Note, or the rate of interest may be modified, or changes may be made in consideration of loan extensions, and Bank may, from time to time, waive or surrender, either in whole or in part any rights, guaranties, security interests or liens, given for the benefit of Bank in connection with the payment and the securing of payment of this Note; but no such occurrence shall in any manner affect, limit, modify, or otherwise impair any rights, guaranties or security of Bank not specifically waived, released, or surrendered in writing, nor shall Borrower or any Obligor be released from liability by reason of the occurrence of any such event. Bank, from time to time, shall have the unlimited right to release any person who might be liable hereunder, and such release shall not affect or discharge the liability of any other person who is or might be liable hereunder. No waivers and modifications shall be valid unless in writing and signed by Bank. Bank may, at its option, charge any reasonable fees for the modification, renewal, extension, or amendment of any of the terms of this Note not prohibited by applicable law. In case of a conflict between the terms of this Note and any Loan Agreement executed in connection herewith, the priority of controlling terms shall be first this Note, then the Loan Agreement. This Note shall be governed by and construed in accordance with the laws of the State of Texas.

Any legal action with respect to the indebtedness evidenced by this Note may be brought in the courts of the State of Texas and County of Harris or in the appropriate United States District Court situated in Texas, and Borrower hereby accepts and unconditionally submits to the jurisdiction of such courts. Borrower hereby waives any objection to the laying of venue based on the grounds of forum non conveniens with respect thereto.

REQUIRED INFORMATION FOR A NEW LOAN. To help the government fight the funding of terrorism and money laundering activities, federal law requires Bank to obtain, verify and record information that identifies each person or entity obtaining a loan including Borrower’s legal name, address, tax identification number, date of birth, driver’s license, organizational documents or other identifying documents. Failure to provide the required information will result in a violation of the U.S. Patriot Act and will constitute a default under this instrument. In addition, no Borrower, any of its affiliates, or any of their respective directors, officers, managers, partners, or any other authorized representatives is named as a “Specially Designated National and Blocked Person”, on the list published by the U.S. Department of the Treasury Office of Foreign Assets Control (OFAC) at its official website.

UNLESS EXPRESSLY PROHIBITED BY APPLICABLE LAW, BORROWER AND BANK HEREBY WAIVE THE RIGHT TO TRIAL BY JURY OF ANY MATTERS OR CLAIMS ARISING OUT OF THIS NOTE, ANY OF THE LOAN DOCUMENTS EXECUTED IN CONNECTION HEREWITH OR OUT OF THE CONDUCT OF THE RELATIONSHIP BETWEEN BORROWER AND BANK, IN EACH CASE WHETHER SOUNDING IN CONTRACT OR TORT OR OTHERWISE. BORROWER AND BANK AGREE AND CONSENT THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY, AND THAT BORROWER OR BANK MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS PARAGRAPH WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF BANK AND BORROWER TO THE WAIVER OF ITS RIGHT TO TRIAL BY JURY. THIS PROVISION IS A MATERIAL INDUCEMENT FOR BANK TO MAKE THE LOAN AND BORROWER TO ENTER INTO THIS AGREEMENT. FURTHER, BORROWER HEREBY CERTIFIES THAT NO REPRESENTATIVE OR AGENT OF BANK, NOR BANK’S COUNSEL, HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT BANK WOULD NOT SEEK TO ENFORCE THIS WAIVER OF RIGHT TO JURY TRIAL PROVISION. NO REPRESENTATIVE OR AGENT OF BANK, NOR BANK’S COUNSEL, HAS THE AUTHORITY TO WAIVE, CONDITION OR MODIFY THIS PROVISION. BORROWER AND BANK EACH ACKNOWLEDGE THAT IT HAS HAD THE OPPORTUNITY TO CONSULT WITH COUNSEL REGARDING THIS PARAGRAPH, THAT IT FULLY UNDERSTANDS ITS TERMS, CONTENT AND EFFECT, AND THAT IT VOLUNTARILY AND KNOWINGLY AGREES TO THE TERMS OF THIS PARAGRAPH.

(SIGNATURES ON FOLLOWING PAGE)

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BB&T

PROMISSORY NOTE SIGNATURE PAGE

Borrower: Applied Optoelectronics, Inc.
Account Number: 9700029240	Note Number: 00005
Note Amount: $26,000,000.00	Date: March 30, 2018

IN WITNESS WHEREOF, Borrower, on the day and year first written above, has executed, or caused this Note to be executed by its authorized officer or representative. Borrower acknowledges receipt of a completed copy of this Note.

APPLIED OPTOELECTRONICS, INC.
Name of Corporation
WITNESS:
By:
Print Name:
	Name:	Stefan Murry
	Title:	Chief Financial officer

By:
Print Name:
	Name:	David Kuo
	Title:	Vice President, General Counsel and Secretary

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BB&T

ADDENDUM TO PROMISSORY NOTE

BB&T Account No. 9700029240

THIS ADDENDUM TO PROMISSORY NOTE (“Addendum”) is hereby made a part of the Promissory Note dated as of March 30, 2018, from APPLIED OPTOELECTRONICS, INC. (“Borrower”) payable to the order of BRANCH BANKING AND TRUST COMPANY (“Bank”) in the principal amount of $26,000,000.00 (including all renewals, extensions, modifications and substitutions thereof, the “Note”).

I. DEFINITIONS.

1.1                Adjusted LIBOR Rate means a rate of interest per annum, which shall be adjusted monthly on the first day of each LIBOR Interest Period, equal to the sum obtained (rounded upwards, if necessary, to the next higher 1/16th of 1.0%) by adding (i) the One Month LIBOR plus (ii) the Applicable Margin. The Adjusted LIBOR Rate shall be adjusted for any change in the LIBOR Reserve Percentage so that Bank shall receive the same yield. The interest rate will in no instance exceed the maximum rate permitted by applicable law and if checked here ☐ the interest rate will not decrease below a fixed minimum rate of ____%. If checked here ☐ the interest rate will not exceed a fixed maximum rate of ____% or ☐ an average maximum rate of ____%. If an average maximum rate is specified, a determination of any required reimbursement of interest by Bank will be made: ☐ when the Note is repaid in full by Borrower or ☐ annually beginning on ____. If the loan has been repaid prior to this date, no reimbursement will be made.

1.2                Applicable Margin means the margin set forth below, as determined by Borrower’s ratio of Funded Debt to EBITDA (in each case, as defined in that certain Loan Agreement dated September 28, 2017, between Borrower and Bank (as at any time amended, restated, supplemented or otherwise modified, the “Loan Agreement”):.

Level	Funded Debt to EBITDA Ratio	CapEx Loan Margin
I	< 1.0 to 1.0	1.30%
II	> 1.0 to 1 < 2.0 to 1.0	1.50%
III	> 2.0 to 1.0	2.00%

Until April 30, 2018, the margin shall be determined as if Level I were applicable. Thereafter, the margin shall be subject to increase or decrease by Bank on the first day of each LIBOR Interest Period. If Bank is unable to calculate the Funded Debt to EBITDA ratio for a fiscal quarter due to Borrower’s failure to deliver any financial statements when required under the Loan Agreement, then, at the option of Bank, the margin shall be determined as if Level III were applicable until the first day of the calendar month following its receipt of such financial statements. If, for any reason (including inaccurate reporting by Borrower), it is determined that a higher Applicable Margin should have applied to a period than was actually applied, then the proper margin shall be applied retroactively and Borrower shall immediately pay to Bank an amount equal to the difference between the amount of interest and fees that would have accrued using the proper margin and the amount actually paid. If, for any reason (excluding inaccurate reporting by Borrower and any other reason attributable to Borrower), it is determined that a lower Applicable Margin should have applied to the most recent fiscal quarter then ending than was actually applied, then the proper margin shall be applied retroactively (solely with respect to such most recent fiscal quarter then ending) and Borrower may credit against its next payment an amount equal to the difference between the amount of interest and fees that would have accrued during such most recent fiscal quarter then ending using the proper margin and the amount actually paid during such most recent fiscal quarter then ending.

1.3                Business Day means a day other than a Saturday, Sunday, legal holiday or any other day when the Bank is authorized or required by applicable law to be closed.

1.4                LIBOR Advance means the advances made by Bank to Borrower evidenced by this Note upon which the Adjusted LIBOR Rate of interest shall apply.

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1.5                LIBOR Interest Period means the period, as may be elected by the Borrower applicable to any LIBOR Advance, commencing on the date the Note is first made (or the date of any subsequent LIBOR addendum to the Note) and (i) if adjusted monthly, ending on the day that is immediately prior to the numerically corresponding day of each month thereafter or (ii) if adjusted quarterly, ending on the day that is immediately prior to the numerically corresponding day of each quarter thereafter; provided that:

(a)    any LIBOR Interest Period which would otherwise end on a day which is not a Business Day shall be extended to the next succeeding Business Day unless such Business Day falls in another calendar month, in which case such LIBOR Interest Period shall end on the next preceding Business Day; and

(b)   any LIBOR Interest Period which begins on a day for which there is no numerically corresponding day in a subsequent month if adjusted monthly or in a subsequent quarter if adjusted quarterly, shall end on the last Business Day of each subsequent month if adjusted monthly or on the last Business Day of each subsequent quarter if adjusted quarterly.

1.6                LIBOR Reserve Percentage means the maximum aggregate rate at which reserves (including, without limitation, any marginal supplemental or emergency reserves) are required to be maintained under Regulation D by member banks of the Federal Reserve System with respect to dollar funding in the London interbank market. Without limiting the effect of the foregoing, the LIBOR Reserve Percentage shall reflect any other reserves required to be maintained by such member banks by reason of any applicable regulatory change against (i) any category of liability which includes deposits by reference to which the Adjusted LIBOR Rate is to be determined or (ii) any category of extensions of credit or other assets related to LIBOR.

1.7                One Month LIBOR means the average rate quoted by Bloomberg Finance L.P., or any quoting service or commonly available source utilized by the Bank, on the determination date for deposits in U. S. Dollars offered in the London interbank market for one month determined at approximately 11:00 am London time two (2) Business Days prior to the commencement of the applicable LIBOR Interest Period; provided that if the above method for determining one month LIBOR shall not be available, the rate quoted in The Wall Street Journal, or a rate determined by a substitute method of determination agreed on by Borrower and Bank; provided, if such agreement is not reached within a reasonable period of time (in Bank's reasonable judgment), a rate reasonably determined by Bank in its sole discretion as a rate being paid, as of the determination date, by first class banking organizations (as determined by Bank) in the London interbank market for U. S. Dollar deposits; and provided further that if One Month LIBOR determined as provided above would be less than zero percent (0%), then One Month LIBOR shall be deemed to be zero percent (0%).

1.8                Standard Rate means, for any day, a rate per annum equal to the Prime Rate Equivalent (as defined in the Loan Agreement), and each change in the Standard Rate shall be effective on the date any change in the Prime Rate is publicly announced as being effective.

II. LOAN BEARING ADJUSTED LIBOR RATE

2.1                Application of Adjusted LIBOR Rate. The Adjusted LIBOR Rate shall apply to the entire principal balance outstanding of a LIBOR Advance for any LIBOR Interest Period.

2.2 Adjusted LIBOR Based Rate Protections.

(a)                 Inability to Determine Rate. In the event that Bank shall have determined, which determination shall be final, conclusive and binding, that by reason of circumstances occurring after the date of this Note affecting the London interbank market, adequate and fair means do not exist for ascertaining the One Month LIBOR on the basis provided for in this Note, Bank shall give notice (by telephone confirmed in writing (which may be delivered by electronic means)) to Borrower of such determination, whereupon (i) no LIBOR Advance shall be made until Bank notifies Borrower that the circumstances giving rise to such notice no longer exist, and (ii) any request by Borrower for a LIBOR Advance shall be deemed to be a request for an advance at the Standard Rate.

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(b)                 Illegality; Impracticability. In the event that Bank shall determine, which determination shall be final, conclusive and binding, that the making, maintaining or continuance of any portion of a LIBOR Advance (i) has become unlawful as a result of compliance by Bank with any law, treaty, governmental rule, regulation, guideline or order (or would conflict with any of the same not having the force of law even though the failure to comply therewith would not be unlawful) or (ii) has become impracticable, or would cause Bank material hardship, as a result of contingencies occurring after the date of this Note materially and adversely affect the London interbank market or Bank's ability to make LIBOR Advances generally, then, and in any such event, Bank shall give notice (by telephone confirmed in writing (which may be delivered by electronic means)) to Borrower of such determination. Thereafter, (x) the obligation of Bank to make any LIBOR Advances or to convert any portion of the loan to a LIBOR Advance shall be suspended until such notice shall be withdrawn by Bank, and (y) any request by Borrower for a LIBOR Advance shall be deemed to be a request for an advance at the Standard Rate.

APPLIED OPTOELECTRONICS, INC.
Name of Corporation
WITNESS:
By:
Print Name:
	Name:	Stefan Murry
	Title:	Chief Financial officer

By:
Print Name:
	Name:	David Kuo
	Title:	Vice President, General Counsel and Secretary

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EXHIBIT D

Resolutions

(See attached.)

49

SECRETARY’S CERTIFICATE

OF

BOARD OF DIRECTORS RESOLUTIONS

I, David Kuo, DO HEREBY CERTIFY, that I am the Vice President, General Counsel and Secretary of APPLIED OPTOELECTRONICS, INC. (the “Corporation”), a corporation duly organized and existing under the laws of the State of Delaware, and am keeper of the records and seal thereof; that the following is a true, correct and complete copy of the resolutions duly adopted by the unanimous consent of all members of the Board of Directors of said Corporation effective as of March 30, 2018; and that said resolutions are still in full force and effect:

RESOLVED, that the Chairman of the Board, President, Chief Executive Officer, Chief Financial Officer, any Vice President, Secretary, Assistant Secretary, Treasurer, Assistant Treasurer, General Counsel and any other officer or board member of this Corporation (or the designee of any of them), each be, and each hereby is, authorized and empowered (either alone or in conjunction with any one or more of the other officers of the Corporation) to take, from time to time, all or any part of the following actions on or in behalf of the Corporation: (i) to make, execute and deliver to BRANCH BANKING AND TRUST (“Bank”) (1) a First Amendment to Loan Agreement and First Amendment to Security Agreement (the “Amendment”) providing for the amendment of certain terms of that certain Loan Agreement dated September 28, 2017, between the Corporation and Bank (as at any time amended, the “Loan Agreement”), and that certain Security Agreement dated September 28, 2017, between the Corporation and Bank (as at any time amended, the “Security Agreement”), (2) a Texas Deed of Trust and Security Agreement (as at any time amended, the “Deed of Trust”), (3) an Assignment of Leases and Rents (as at any time amended, the “Assignment”), and (4) all other agreements, documents and instruments contemplated by or referred to in the Amendment, the Deed of Trust and the Assignment or executed by the Corporation in connection therewith; said Amendment and other agreements, documents and instruments to be substantially in the form presented by Bank with such additional, modified or revised terms as may be acceptable to any officer or director of the Corporation, as conclusively evidenced by his or her execution thereof; and (ii) to carry out, modify, amend or terminate any arrangements or agreements at any time existing between the Corporation and Bank.

RESOLVED, that any arrangements, agreements, security agreements, or other instruments or documents referred to in or executed pursuant to the Amendment by Dr. Stefan Murry, David Kuo, Fred Chang, any other officer or director of the Corporation, or by an employee of the Corporation acting pursuant to delegation of authority, may be attested by such person and may contain such terms and provisions as such person shall, in his or her sole discretion, determine.

RESOLVED, that the Loan Agreement and each amendment to the Loan Agreement, and the Security Agreement and each amendment to the Security Agreement, heretofore executed by any officer or director of the Corporation and any actions taken under the Loan Agreement and the Security Agreement as thereby amended are hereby ratified and approved.

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I DO FURTHER CERTIFY that Dr. Stefan Murry is the Chief Financial Officer of the Corporation, David Kuo is the Vice President, General Counsel and Secretary of the Corporation and Fred Chang is the Senior Vice President of the Corporation and each is duly elected, qualified and acting as such, respectively.

I DO FURTHER CERTIFY that the Corporation’s Amended and Restated Certificate of Incorporation and By-Laws certified to Bank on September 28, 2017, have not been amended, supplemented or otherwise modified in any manner since such date and remain in full force and effect as of the date hereof.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed the Seal of the Corporation this 30th day of March, 2018.

/s/ David Kuo

David Kuo, Vice President, General Counsel

and Secretary

I, Dr. Stefan Murry, Chief Financial Officer of said Corporation, do hereby certify that the foregoing is a correct copy of the resolutions passed by the Board of Directors of the Corporation and that David Kuo is Vice President, General Counsel and Secretary of the Corporation and is duly authorized to attest to the passage of said resolutions.

/s/ Stefan Murry

Stefan Murry, Chief Financial Officer

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